PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
650 8th Street
Des Moines, Iowa 50392-2080
800-222-5852

February 18, 2013
Dear Contract Owner:
A Special Meeting of Shareholders of Principal Variable Contracts Funds, Inc. (“PVC”) will be held at 650 8th Street, Des Moines, Iowa
50392-2080, on April 2, 2013 at 10:30 a.m., Central Time.
At the meeting, shareholders of the Asset Allocation Account (the “Acquired Fund”) will be asked to consider and approve a Plan of
Acquisition (the “Plan”) providing for the reorganization of the Acquired Fund into the Strategic Asset Management Balanced Portfolio (the
“Acquiring Fund”). Each of these Funds is a separate series or fund of PVC.
As an investor through a variable annuity contract or variable life insurance policy issued through an Insurance Company, you can instruct your Insurance Company as to how to vote on the proposed reorganization. At the special meeting of shareholders, your Insurance
Company will vote on as instructed by you and other investors holding contracts or policies through your Insurance Company.
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the
Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Shareholders of the
Acquired Fund, which issues only Class 1 shares, will receive Class 1 shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on April 26, 2013.
*****
Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a voting instruction card for the shares of the Acquired Fund attributable to your variable contract or policy as of January 22, 2013, the record date for the Meeting. The
Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.
The Board of Directors has unanimously voted in favor of the proposed Reorganization and recommends that you vote FOR the
Proposal.
In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then complete and mail your voting instruction card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by April 1, 2013. As a convenience, we offer three options by which to vote your shares:
By Internet: Follow the instructions located on your voting instruction card.
By Phone: The phone number is located on your voting instruction card. Be sure you have your control number, as printed on your voting instruction card, available at the time you call.
By Mail: Sign your voting instruction card and enclose it in the postage-paid envelope provided in this proxy package.
We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the
Reorganization, please call our shareholder services department toll free at 1-800-222-5852.

Sincerely,

Nora M. Everett
President

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
650 8th Street
Des Moines, Iowa 50392-2080
800-222-5852

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Asset Allocation Account:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Asset Allocation Account (the “Acquired Fund”),
a series of Principal Variable Contracts Funds, Inc. (“PVC”), will be held at 650 8th Street, Des Moines, Iowa 50392-2080, on April 2, 2013
at 10:30 a.m., Central Time. A Proxy Statement/Prospectus providing information about the following proposal to be voted on at the
Meeting is included with this notice. The Meeting is being held to consider and vote on such proposal as well as any other business that may properly come before the Meeting or any adjournment thereof.

Proposal:	Approval of a Plan of Acquisition providing for the reorganization of the Asset Allocation Account into the Strategic
Asset Management Balanced Portfolio.

The Board of Directors of PVC recommends that shareholders of the Acquired Fund vote FOR the Proposal.

Approval of the Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the Acquired Fund.

Each shareholder of record at the close of business on January 22, 2013 is entitled to receive notice of and to vote at the Meeting.

Please read the attached Proxy Statement/Prospectus.

By order of the Board of Directors

Nora M. Everett
President

February 18, 2013
Des Moines, Iowa

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
650 8th Street
Des Moines, Iowa 50392-2080
800-222-5852
—————————
PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 2, 2013
RELATING TO THE REORGANIZATION OF THE ASSET ALLOCATION ACCOUNT INTO THE STRATEGIC ASSET
MANAGEMENT BALANCED PORTFOLIO

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Directors”) of
Principal Variable Contracts Funds, Inc. (“PVC”) of proxies to be used at a Special Meeting of Shareholders of PVC to be held at 650 8th Street,
Des Moines, Iowa 50392-2080, on April 2, 2013, at 10:30 a.m., Central Time (the “Meeting”).

At the Meeting, the shareholders of the Asset Allocation Account (the “Acquired Fund”) will be asked to consider and approve the Plan of
Acquisition (the “Plan”) providing for its reorganization into the Strategic Asset Management Balanced Portfolio (the “Acquiring Fund”).

All shares of the Acquired Fund are owned of record by sub-accounts of separate accounts ("Separate Accounts") of an Insurance Company established to fund benefits under variable annuity contracts and variable life insurance policies (each a "Contract") issued by an Insurance
Company. Persons holding Contracts are referred to herein as "Contract Owners."

Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired
Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the
New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Shareholders of the Acquired Fund, which issues only Class 1 shares, will receive Class 1 shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on April 26, 2013. The terms and conditions of the Reorganization are more fully described below in this Proxy
Statement/Prospectus and the Form of Plan of Acquisition which is attached hereto as Appendix A.

This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PVC contain additional information about the investments of the Acquired and Acquiring Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected these Funds during the fiscal year ended December 31, 2011. Copies of these reports may be obtained at no charge by calling our shareholder services department toll free at 1-800-247-4123. PVC’s Annual Report for the fiscal year ended December 31,
2012, is expected to be sent to shareholders on or about February 21, 2013.

A Statement of Additional Information dated February 18, 2013 (the “Statement of Additional Information”) relating to this Proxy
Statement/Prospectus has been filed with the Securities and Exchange Commission (“SEC”) (File No. 02-35570) and is incorporated by reference into this Proxy Statement/Prospectus. PVC’s Prospectus, dated April 30, 2012 and as supplemented (“PVC Prospectus”), and the Statement of
Additional Information for PVC, dated April 30, 2012 and as supplemented (“PVC SAI”), have been filed with the SEC (File No. 02-35570) and, insofar as they relate to the Acquired Fund, are incorporated by reference into this Proxy Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PVC at the address noted above or by calling our shareholder services department toll free at 1-800-222-
5852. You may also call our shareholder services department toll free at 1-800-222-5852 if you have any questions regarding the Reorganization.

PVC is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the
“1940 Act”) and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090). Such materials are also available on the SEC’s EDGAR
Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to
publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy
Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is February 18, 2013.

INTRODUCTION
This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Funds to provide information regarding the Plans and the Reorganization.

Principal Variable Contracts Funds, Inc. PVC is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PVC currently offers 36 separate series or funds (the “PVC Accounts”), including the Acquired and Acquiring
Funds. The sponsor of PVC is Principal Life Insurance Company (“Principal Life”), and the investment advisor to the PVC Funds is Principal
Management Corporation (“PMC”). Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) is the distributor for all share classes. Principal
Life, an insurance company organized in 1879 under the laws of Iowa, PMC and PFD are indirect, wholly-owned subsidiaries of Principal
Financial Group, Inc. (“PFG”). Their address is the Principal Financial Group, Des Moines, Iowa 50392-2080.

Investment Management. Pursuant to an investment advisory agreement with PVC with respect to the Acquired and Acquiring Funds,
PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the investment advisory agreement, PMC has entered into sub-advisory agreements with respect to the Acquired and Acquiring Funds as follows:

Acquired Fund	Sub-Advisor
Asset Allocation Account	Morgan Stanley Investment Management Inc. (“Morgan Stanley Investment”)

Acquiring Fund	Sub-Advisor
Strategic Asset Management Balanced Portfolio	Edge Asset Management, Inc. (“Edge”)

PMC and each sub-advisor are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

Morgan Stanley Investment is located at 522 Fifth Avenue, New York, NY 10036. Morgan Stanley Investment is an indirect wholly owned subsidiary of Morgan Stanley, a publicly held global financial services company. Morgan Stanley Investment provides investment advice to a wide variety of individual, institutional, and investment company clients.

Edge is located at 601 Union Street, Suite 2200, Seattle, Washington 98101-1377 and has been in the business of investment management since 1944. Edge is an affiliate of PMC and a member of PFG.

THE REORGANIZATION
At its meeting held on December 11, 2012, the Board of Directors of PVC (the “Board”), including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PVC (the “Independent Directors”), approved the Reorganization pursuant to the Plan providing for the combination of the Acquired Fund into the Acquiring Fund. The Board concluded that the Reorganization is in the best interests of the Acquired
Fund and Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization are discussed below under “Board Consideration of the
Reorganization.”

The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares; and (iii) the liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the
Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Effective Time”). The closing date of the Reorganization is expected to be April 26,
2013. Shareholders of the Acquired Fund, which issues only Class 1 shares, will receive Class 1 shares of the Acquiring Fund. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Form of Plan of Acquisition,
which is attached hereto as Appendix A.

PMC recommended the Reorganization to the Board and believes it will serve the interests of both the Acquired Fund and Acquiring Fund shareholders. PMC does not expect the Acquired Fund to gather significant new assets in the future. For that reason, the Reorganization is expected to result in economies of scale that will benefit shareholders of both Funds as well as provide shareholders of the Acquired Fund the opportunity for improved long-term investment performance. The Funds have similar objectives in that the Acquired Fund seeks to generate a total investment return consistent with the preservation of capital while the Acquiring Fund seeks to provide as high a level of total return
(consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. The Funds also have similar investment strategies and risks in that both are asset allocation funds with broadly comparable asset allocation targets and ranges among fixed income Acquiring Fund operates as a fund-of-funds investing primarily in Institutional Class shares of funds of Principal Funds, Inc. and Class 1 shares of other PVC
Funds. The Acquiring Fund has outperformed the Acquired Fund over the three-year, and five-year periods ended September 30, 2012. The
Acquired Fund's assets are relatively small and PMC expects to see a continual decline in Acquired Fund's assets. The Acquired Fund's expenses ratios for 2013 are expected to be slightly lower than the Acquiring Fund's expenses ratios (0.90% and 0.92%, respectively) due to lower custodial fees that are expected to result if the Acquired Fund's assets continue to decline. PMC believes that the expected decline in the Acquired
Fund's assets will result in the Acquired Fund's expense ratios exceeding those of the Acquiring Fund in the years following 2013. Ultimately,
PMC believes reorganization may be expected to afford shareholders of the Acquired Fund, on an ongoing basis, greater prospects for growth and efficient management.

In the opinion of legal counsel, the Reorganization will likely be considered a taxable transaction for federal income tax purposes and the
Fund will recognize capital gains or losses on the Effective Date. Since the taxable impact of the transaction does not flow through to the
Contract Owners of the insurance separate accounts that own the Acquired Fund shares, the taxable nature of the Reorganization should be of little significance. See “Information About the Reorganization – Federal Income Tax Consequences.”

The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Additional Information About the Funds – Purchases, Redemptions and Exchanges of Shares.”

PMC will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees which are estimated to be $28,000. It is proposed that PMC will reimburse the Acquired Fund for some or all of any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the
Acquiring Fund and reinvesting the proceeds in securities that would be compatible. The trading costs are estimated to be $57,800. It is expected that 100% of the portfolio securities of the Acquired Fund will be disposed of. The estimated gain would be a $2,566,000 on a U.S. GAAP basis.
The Acquired Fund is considered a Regulated Investment Company (“RIC”) for tax purposes. IRS tax rules prohibit the Acquired Fund from incurring greater than 10% of its gross income from anything other than “qualifying income, of which the proposed PMC reimbursement would not be considered. PMC has agreed to reimburse the Acquired Fund for trading costs up to the 10% threshold. Based on the estimated amount of non-qualifying income the Fund is expected to receive, PMC will pay approximately $35,000 of the trading costs.

PROPOSAL:
APPROVAL OF A PLAN OF ACQUISITION
PROVIDING FOR THE REORGANIZATION OF THE
ASSET ALLOCATION ACCOUNT INTO THE
STRATEGIC ASSET MANAGEMENT BALANCED PORTFOLIO.

Shareholders of the Asset Allocation Account (the “Acquired Fund”) are being asked to approve the reorganization of the Acquired Fund into the Strategic Asset Management Balanced Portfolio (the “Acquiring Fund”).

Comparison of Acquired and Acquiring Funds
The following table provides comparative information with respect to the Acquired and Acquiring Funds. As indicated in the table, the
Funds have similar objectives in that the Acquired Fund seeks to generate a total investment return consistent with the preservation of capital while the Acquiring Fund seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. The Funds also have similar investment strategies and risks in that both are asset allocation funds with broadly comparable asset allocation targets and ranges among fixed income securities and equity securities. The principal difference between the Funds, however, is that the Acquired Fund invests directly in securities while the Acquiring Fund operates as a fund-of-funds investing primarily in
Institutional Class shares of funds of Principal Funds, Inc. and Class 1 shares of other PVC Funds. Further, as a fund-of-funds, a majority of the fees and expenses the Acquiring Fund pays are fees and expenses of the underlying funds in which it invests.

Asset Allocation Account	Strategic Asset Management Balanced Portfolio
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets as of June 30, 2012:

$56,269,000	$898,502,000

Investment Advisor:	PMC

Sub-Advisors and Portfolio Managers:

Morgan Stanley Investment	Edge
Mark Bavoso (since 2010) joined Morgan Stanley in 1986 and is	Charles D. Averill (since 2010) previously was a senior
a senior portfolio manager on the Global Macro and Asset	quantitative analyst and has worked at Edge since 1990. He earned
Allocation team. Mr. Bavoso earned a B.A. in History and	a bachelor’s degree in Economics from Reed College and an M.A.
Political Science from the University of California, Davis.	in Economics from Princeton University. Mr. Averill has earned the right to use the Chartered Financial Analyst designation.
Cyril Moulle-Berteaux (since 2011) rejoined Morgan Stanley
Investment Management in 2011. Prior to that, Mr. Moulle-	Jill R. Cuniff (since 2010) became President of Edge in 2009 and
Berteaux was with Traxis Partners LP. Mr. Moulle-Berteaux	became a portfolio manager in 2010. Prior to becoming the
earned a B.A. in Economics from Harvard University.	President of Edge, Ms. Cuniff was the President of Morley
Financial. She earned a bachelor’s degree in Business Finance from Montana State University.

Todd A. Jablonski (since 2010) has been with Edge since 2010.
Previously, he was an Executive Director and Portfolio manager at
UBS. Prior to that, he was the lead portfolio manager of US large cap strategies at Credit Suisse Asset Management. He earned a bachelor’s degree in Economics from the University of Virginia and an M.B.A. with an emphasis in Quantitative Finance from
New York University's Stern School of Business. Mr. Jablonski
has earned the right to use the Chartered Financial Analyst
designation.

Asset Allocation Account	Strategic Asset Management Balanced Portfolio
(Acquired Fund)	(Acquiring Fund)

Comparison of Investment Objectives and Strategies

Investment Objectives:

The Acquired Fund seeks to generate a total investment return	The Acquiring Fund seeks to provide as high a level of total return
consistent with preservation of capital.	(consisting of reinvested income and capital appreciation) as is consistent with reasonable risk.
Principal Investment Strategies:

The Acquired Fund invests in a portfolio of securities that is	The Acquiring Fund operates as a fund of funds and invests
broadly diversified by asset class, global region, country,	principally in Institutional Class shares of funds of Principal
economic sector, and currency. Although the Acquired Fund does	Funds, Inc. and Class 1 shares of other PVC Funds (equity funds,
not allocate a specific percentage of its assets to a class, over time,	fixed-income funds and specialty funds) ("Underlying Funds");
the asset mix usually will be within the following ranges:	Edge generally categorizes the Underlying Fund based on the
· 25% to 75% in equity securities;	investment profile of the Underlying Fund. The Acquired Fund
· 25% to 60% in fixed-income securities; and	typically allocates its assets among Underlying Funds, and within
· 0% to 40% in money market instruments.	predetermined percentage ranges, as determined by Edge in
accordance with its outlook for the economy, the financial markets
Allocation among asset classes is designed to lessen overall	and the relative market valuations of the Underlying Funds.
investment risk by diversifying the Acquired Fund assets among
different types of investments in different markets. From time-to-	The Acquiring Fund:
time, Morgan Stanley Investment changes the Acquired Fund’s	· Generally invests between 20% and 60% of its assets in
allocation of assets in various ways, including by asset class,	fixed-income funds, and less than 40% in any one fixed-
global region, country, economic sector, and currency.	income fund (fixed-income funds that generally invest in
fixed income instruments such as mortgage-backed securities,
Fixed income securities may include intermediate maturity fixed-	government and government-sponsored securities, corporate
income or debt securities including obligations of the U.S.	bonds and preferred securities)
government, (such as U.S. Treasuries) and U.S. government	· Generally invests between 40% and 80% of its assets in
sponsored securities (such as debt issued by Federal Home Loan	equity funds, and less than 30% in any one equity fund
Mortgage Corporation), corporate bonds, asset-backed securities,	(equity funds that generally invest in US and international
and mortgage-backed securities. The Acquired Fund may invest in	(including emerging markets) equity securities) and
high yield (commonly known as "junk bonds"; rated BB+ or lower	· Generally invests less than 20% of its assets in specialty
by Standard & Poor's Ratings Services or Ba1 or lower by	funds, and less than 20% in any one specialty fund (specialty
Moody's) securities. As of December 31, 2011, the average	funds that generally offer unique combinations of traditional
portfolio duration of the fixed income portion of the Acquired	equity securities and fixed-income securities or that use
Fund was 5.33 years.	alternative investment strategies that aim to offer enhanced
The Acquired Fund may invest in equity securities of companies	diversification beyond traditional equity securities and fixed-
with small market capitalizations (which as of December 31, 2011	income securities)
ranged between $20 million and $3.7 billion, as defined by the
Russell 2000® Index), and may also invest in equity securities of	The Acquiring Fund may temporarily exceed the applicable
percentage ranges for short periods, and the Sub-Advisor may
companies with medium market capitalization (which as of	alter the percentage ranges when it deems appropriate.
December 31, 2011 ranged between $117 million and $20.51
billion, as defined by the Russell Midcap Index).

The Acquired Fund may invest in foreign securities. The Acquired
Fund may actively trade portfolio securities.

The Acquired Fund may utilize derivative strategies. Specifically, the Acquired Fund may invest in equity index futures or options to manage the equity exposure, Treasury futures or interest rate swaps to manage the fixed-income exposure and credit default swaps to increase or decrease, in an efficient manner, exposures to certain sectors or individual issuers. The Acquired Fund may use forwards to manage its foreign currency exposure.

Temporary Defensive Investing:

For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to 100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.

Fundamental Investment Restrictions:

The Funds are subject to identical fundamental investment restrictions. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information.

The investment objective of each Fund may be changed by the Board without shareholder approval.

Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Certain Investment Strategies and Related Risks of the Funds” as well as in the Statement of Additional Information.

The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed and ownership of Fund shares.

Fees and Expenses of the Funds

Fees and Expenses as a % of average daily net assets

The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended December
31, 2011; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended December 31, 2011; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ended December 31, 2011 assuming that the Reorganization had taken place at the commencement of the fiscal year ended December 31, 2011.

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Acquired and Acquiring Funds’ performance.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

			Acquired	Total Annual
			Fund Fees	Account
Management		Other	and	Operating
Fees		Expenses	Expenses	Expenses
(a) Asset Allocation Account I (Acquired Fund)
Class 1	0.80%	0.10%	0.00%	0.90%(1)

(b) SAM Balanced Account (Acquiring Fund)
Class 1	0.23%	0.00%	0.64%	0.87%(1)

(c) SAM Balanced Account (Acquiring Fund)
(Pro forma assuming Reorganization)
Class 1	0.23%	0.00%	0.64%	0.87%

(1) For the fiscal year end December 31, 2012, Total Annual Account Operating Expenses were 0.87% for the Asset Allocation
Account and 0.90% for the SAM Balanced Account.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring
Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples also take into account the relevant contractual expense limit until the date of expiration. The examples should not be considered a representation of future expense of the Acquired or Acquiring Fund. Actual expense may be greater or less than those shown.

		1	Year	3 Years	5 Years	10 Years
Asset Allocation Account (Acquired Fund)	Class 1	$92		$287	$498	$1,108
SAM Balanced Account (Acquiring Fund)	Class 1	89		278	482	1,073
SAM Balanced Account (Acquiring Fund)	Class 1	89		278	482	1,073
(Pro forma assuming Reorganization)

Portfolio Turnover
Each Fund (the Acquired Fund directly and the Acquiring Fund, as a fund of funds, indirectly through the Underlying Funds) pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction. These costs, which are not reflected in annual fund operating expenses or in the example, affect the
Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 142.1% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 14.2%.

Investment Management Fees/Sub-Advisory Arrangements
The Funds each pay their investment advisor, PMC, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule:

Asset Allocation Account		Strategic Asset Management Balanced Account
(Acquired Fund)		(Acquiring Fund)
First $100 million	0.80%	First $1 billion	0.25%
Next $100 million	0.75%	Over $1 billion	0.20%
Next $100 million	0.70%
Next $100 million	0.65%
Over $400 million	0.60%

As sub-advisors to the Funds, Morgan Stanley Investment and Edge are paid sub-advisory fees for their services. These sub-
advisory fees are paid by PMC, not by the Funds.

A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Acquired and
Acquiring Funds is available in PVC’s Annual Report to Shareholders for the fiscal year ended December 31, 2011.

Comparison of Principal Investment Risks

In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds.

Principal Risks of Investing in the Acquired Fund:

Active Trading Risk. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Derivatives Risk. Transactions in derivatives (such as options, futures, currency contracts, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability;
nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates.
A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the
Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not
issued or guaranteed by the U.S. Treasury.

Principal Risks of Investing in the Acquiring Fund:

The principal risks of investing in the Acquiring Fund that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

The principal risks of investing in the Acquiring Fund that are inherent in the underlying funds, in alphabetical order, are:

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability;
nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Preferred Securities Risk. Preferred securities are junior subordinated securities in a company’s capital structure and therefore can be subject to greater credit and liquidation risk. An issuer of preferred securities could redeem the security prior to the stated maturity date and reduce the return of the security.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates.
A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the
Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not
issued or guaranteed by the U.S. Treasury.

Performance

The following information provides some indication of the risks of investing in the Acquiring and Acquired Funds by showing their performance from year to year and by showing how the Acquiring and Acquired Fund’s average annual returns for 1, 5, and 10 years compare with those of one or more broad measures of market performance. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The indices included in the performance tables are as follows: (1) Barclays
Aggregate Bond Index represents securities that are domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities; (2) Capital Benchmark (60/40) is intended to represent a relevant proxy for market and Portfolio performance.
It is allocated as follows: 60% S&P 500 Index and 40% Barclays Aggregate Bond Index; (3) MSCI – EAFE Index NDTR-D is listed for foreign stock funds (EAFE refers to Europe, Australia, and Far East). Widely accepted as a benchmark for international stock performance, the EAFE Index is an aggregate of 21 individual country indexes; (4) Russell 3000 Index is constructed to provide a comprehensive barometer of the broad market and accounts for nearly 98% of the total value of all equity traded on the U.S. exchanges.
It measures the stocks that are also members of either the Russell 1000 or the Russell 2000 indexes; and (5) Russell 3000 Index is constructed to provide a comprehensive barometer of the broad market and accounts for nearly 98% of the total value of all equity traded on the U.S. exchanges. It measures the stocks that are also members of either the Russell 1000 or the Russell 2000 indexes.

Past performance is not necessarily an indication of how the Fund will perform in the future. Performance figures for the Funds do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Funds would be lower if such expenses were included.

Performance of the Acquiring Fund reflects the performance of its predecessor fund.

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
Asset Allocation Account - Class 1 (Acquired Fund)	2.14%	2.15%	4.30%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11	-0.25	2.92
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84	6.50	5.78
MSCI - EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	-12.14	-4.72	4.67

Average Annual Total Returns (%)

For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
SAM Balanced Portfolio - Class 1 (inception 06/03/1997) (Acquiring Fund)	0.99%	2.65%	5.12%
SAM Balanced Portfolio - Class 2 (inception 11/06/2001) (Acquiring Fund)	0.73	2.40	4.86
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11	-0.25	2.92
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84	6.50	5.78
Capital Benchmark (60/40) (reflects no deduction for fees, expenses, or taxes)	4.69	2.84	4.40

Board Consideration of the Reorganization

The Board, including the Independent Directors, considered the Reorganization pursuant to the Plan at its meeting on December 11,
2012. The Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel.
The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the
Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the
Reorganization.

In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1) the similar investment objectives, similar principal investment strategies, and identical fundamental investment restrictions of the Funds;

(2) the estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization, as well as PMC’s proposal to pay some of these costs;

(3) the expense ratios and available information regarding the fees and expenses of the Funds;

(4) the comparative investment performance of the Funds for the periods the Board reviewed and other information pertaining to the Funds;

(5) the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring
Fund;

(6) the absence of any material differences in the rights of shareholders of the Funds;

(7) the financial strength, investment experience and resources of Edge, which currently serves as sub-advisor to the Acquiring
Fund

(8) any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;

(9) the direct or indirect federal income tax consequences of the Reorganization, including the expected taxable nature of the
Reorganization and the impact of any federal income tax loss carry forwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund;

(10) PMC’s representation that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder interests;

(11) the terms and conditions of the Plan; and

(12) possible alternatives to the Reorganization.

The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1) it should be reasonable for shareholders of the Acquired Fund to have similar investment expectations after the Reorganization because the Funds have similar investment objectives;

(2) Edge as sub-advisor responsible for managing the assets of the Acquiring Fund may be expected to provide high quality investment advisory services and personnel for the foreseeable future;

(3) the Acquiring Fund has lower advisory fee rates and is expected to have lower expense ratios than the Acquired Fund in years following 2013; and

(4) the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management.

INFORMATION ABOUT THE REORGANIZATION

Plan of Acquisition

The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan which is attached as Appendix A to this Proxy Statement/Prospectus.

Under the Plan, the Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund. We expect that the closing date will be April 26, 2013, or such earlier or later date as PMC may determine, and that the Effective Time of the
Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each
Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and Acquiring Fund are identical). The Acquiring Fund will issue to the
Acquired Fund a number of shares with a total value equal to the total value of the net assets of the corresponding share class of the
Acquired Fund outstanding at the Effective Time.

Immediately after the Effective Time, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for all Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the
Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of the Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time, the Acquired Fund will be dissolved in accordance with applicable law.

The Plan may be amended, but no amendment may be made which in the opinion of the Board would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate the Plan at any time before the Effective
Time if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders of either of the Funds.

Under the Plan, PMC will pay all proxy expenses and out-of-pocket fees incurred in connection with the Reorganization. PMC will also pay a portion of the trading costs associated with the Reorganization.

If the Plan is not consummated for any reason, the Board will consider other possible courses of action.

Description of the Securities to Be Issued

PVC is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. The Acquired and Acquiring Funds are each a separate series of PVC, and the Class 1 shares of common stock of the Acquiring
Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. The Acquiring Fund also issues Class 2 shares of common stock. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.

All shares of PVC have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board has determined affects the interests of only a particular series or class.

The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the
Acquiring Fund have with respect to the Acquiring Fund.

Shares of both Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

Federal Income Tax Consequences

To be considered a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), a reorganization must exhibit a continuity of business enterprise. Because of the differences in strategies between the Acquiring Fund and
Acquiring Fund, the reorganization will likely be considered a taxable reorganization under applicable provisions of the Code.
The principal federal income tax considerations that are expected to result from the Reorganization include the following; the
Acquired Fund will recognize gain or loss on the sale immediately before the Effective Time of all, or substantially all, of its assets for cash; the Acquired Fund more likely than not will recognize gain or loss on the transfer of its assets to the Acquiring Fund; each shareholder of the Acquired Fund more likely than not will recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it receives; the Acquiring Fund will recognize no gain or loss as a result of the Reorganization; the aggregate tax basis of the shares of the Acquiring Fund to be received by a shareholder of the Acquired Fund to be received by a shareholder of the Acquired Fund more likely than not will be equal to the fair market value of such Acquiring Fund shares on the date of distribution; and the holding period of the shares of the Acquiring Fund received by a shareholder of the Acquired Fund more likely than not will begin on the day following the date of receipt of the Acquiring
Fund shares.

The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

CAPITALIZATION

The following tables show as of June 30, 2012: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring
Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred as of that date. As of
June 30, 2012, the Acquired Fund had outstanding Class 1 shares. As of June 30, 2012, the Acquiring Fund had outstanding Class 1 and
Class 2 shares.

PMC will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees which are estimated to be $28,000. It is proposed that PMC will reimburse the Acquired Fund for some or all of any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. The trading costs are estimated to be $57,800. It is expected that 100% of the portfolio securities of the Acquired Fund will be disposed of. The estimated gain would be a $2,566,000 on a U.S. GAAP basis. The Acquired Fund is considered a Regulated Investment Company (“RIC”) for tax purposes. IRS tax rules prohibit the Acquired Fund from incurring greater than 10% of its gross income from anything other than
“qualifying income, of which the proposed PMC reimbursement would not be considered. PMC has agreed to reimburse the Acquired
Fund for trading costs up to the 10% threshold. Based on the estimated amount of non-qualifying income the Fund is expected to receive, PMC will pay approximately $35,000 of the trading costs.

				Net Asset	Shares
		Net Assets		Value	Outstanding
		(000	s)	Per Share	(000	s)
Asset Allocation Account	Class 1	$56,269		$12.50	4,501
(Acquired Fund)

SAM Balanced Account	Class 1	$803,829		$15.69	51,228
(Acquiring Fund)	Class 2	94,673		15.56	6,083
		$898,502			57,311
Reduction in net assets and decrease in net asset values per	Class 1	(23)			(1)
share of the Acquired Fund to reflect the estimated expenses of the Reorganization and trading costs associated with
disposing of portfolio securities
Decrease in shares outstanding of the Acquired Fund to reflect	Class 1				(915)
the exchange for shares of the Acquiring Fund.

SAM Balanced Account	Class 1	860,075		15.69	54,813
(Acquiring Fund)	Class 2	94,673		15.56	6,083
(pro forma assuming Reorganization)		954,748			60,896

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The investment strategies identified in this section provide specific information about the Acquired and Acquiring Funds, but there are some general principles PMC and/or the sub-advisors apply in making investment decisions. When making decisions about whether to buy or sell equity securities, PMC and/or the sub-advisors may consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, its ability to navigate certain macroeconomic environments, and the current price of its securities relative to their perceived worth and relative to others in its industry. When making decisions about whether to buy or sell fixed-income investments, PMC and/or the sub-advisors may consider, among other things, the strength of certain sectors of the fixed-
income market relative to others, interest rates, the macroeconomic backdrop, the balance between supply and demand for certain asset classes, other general market conditions, and the credit quality of individual issuers.

The Funds are designed to be a portion of an investor's portfolio. No Fund is intended to be a complete investment program.
Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions. It is possible to lose money by investing in the Funds.

The following table identifies whether the strategies and risks discussed in this section (listed in alphabetical order) are principal, non-principal, or not applicable to each Fund. The risks described below for the Acquiring Fund are risks at both the underlying funds level and the fund of funds level. The Fund is also subject to the risks of the Underlying Funds in which it invest. The Statement of
Additional Information ("SAI") contains additional information about investment strategies and their related risks.

	ASSET	SAM
INVESTMENT STRATEGIES AND RISKS	ALLOCATION	BALANCED
Asset-Backed Securities & Mortgage-Backed Securities	Non-Principal	Principal
Bank Loans (also known as Senior Floating Rate Interests)	Non-Principal	Non-Principal
Convertible Securities	Non-Principal	Non-Principal
Derivatives	Principal	Non-Principal
Equity Securities	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Non-Principal
Fixed-Income Securities	Principal	Principal
Foreign Securities	Principal	Principal
Fund of Funds	Not Applicable	Principal
Hedging	Principal	Non-Principal
High Yield Securities	Principal	Principal
Index Funds	Not Applicable	Non-Principal
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal
Leverage	Non-Principal	Non-Principal
Liquidity Risk(1)	Non-Principal	Not Applicable
Management Risk(1)	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Non-Principal
Portfolio Turnover	Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal
Real Estate Investment Trusts	Non-Principal	Non-Principal
Real Estate Securities	Non-Principal	Non-Principal
Repurchase Agreements	Non-Principal	Non-Principal
Royalty Trusts	Non-Principal	Non-Principal
Short Sales	Not Applicable	Non-Principal
Small and Medium Market Capitalization Companies	Principal	Principal
Temporary Defensive Measures	Non-Principal	Non-Principal
Underlying Funds	Not Applicable	Principal(3)

(1) These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

Asset-Backed Securities and Mortgage-Backed Securities
Asset-backed securities (“ABS”) are fixed income instruments secured by and payable from assets such as installment sales or loan contract (such as auto, home equity, or student loans) receivables, leases, credit card receivables, and other receivables. Mortgage-
backed securities (“MBS”) represent interests in underlying pools of mortgages. Some can be commercial mortgage-backed securities, which are secured by commercial or multi-family properties (“CMBS”). Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended. This reduces the potential for the fund to invest the principal in higher yielding securities.

Bank Loans (also known as Senior Floating Rate Interests)
Bank loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of bank loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Most bank loans are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Most bank loans are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them.

The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause the fund to be unable to realize full value and thus cause a material decline in the fund's net asset value.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the borrower to repay, prepayments of senior floating rate interests may occur.

Convertible Securities
Convertible securities are usually fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. Convertible securities could also include corporate bonds, notes or preferred stocks of U.S. or foreign issuers. The option allows the fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-
income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities.
However, convertible securities permit the fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

A fund treats convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. Funds that invest in convertible securities may invest in convertible securities that are below investment grade. Many convertible securities are relatively illiquid.

Derivatives
A fund may invest in certain derivative strategies to earn income, manage or adjust the risk profile of the fund, replace more direct investments, or obtain exposure to certain markets. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

There are many different types of derivatives and many different ways to use them. Futures, forward contracts, and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, asset values, or currency exchange rates and as a low-cost method of gaining exposure to a particular market without investing directly in those securities or assets. A fund may enter into put or call options, futures contracts, options on futures contracts, over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps), currency futures contracts and options, options on currencies, and forward currency contracts for both hedging and non-hedging purposes. A fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A fund will not hedge currency exposure to an extent greater than the approximate aggregate market value of the securities held or to be purchased by the fund (denominated or generally quoted or currently convertible into the currency). A fund may enter into forward commitment agreements (not as a principal investment strategy), which call for the fund to purchase or sell a security on a future date at a fixed price. A fund may also enter into contracts to sell its investments either on demand or at a specific interval.

Generally, a fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund or the reference currency relates to an eligible investment for the fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. If a fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

The risks associated with derivative investments include:
· the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction Principal
Management Corporation (“Principal”) and/or Sub-Advisor anticipated;
· the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
· the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment;
· the possibility that the counterparty may fail to perform its obligations; and
· the inability to close out certain hedged positions to avoid adverse tax consequences.

Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps can increase credit risk because the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

Forward and futures contracts are subject to special risk considerations. The primary risks associated with the use of these contracts are
(a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, asset values, and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the fund may have to sell securities at a time when it may be disadvantageous to do so.

For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.

Some of the risks associated with options include imperfect correlation, counterparty risk, and an insufficient liquid secondary market for particular options.

Equity Securities
Equity securities include common stocks, convertible securities, depositary receipts, rights (a right is an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (a warrant grants its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Some funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company's outstanding equity securities. The market capitalization of companies in the fund’s portfolios and their related indexes will change over time and, the fund will not automatically sell a security just because it falls outside of the market capitalization range of its index(es). Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Exchange Traded Funds ("ETFs")
Generally, ETFs invest in a portfolio of securities, but they may also invest in other assets, such as precious metals, commodities, securities indices, government bonds, or currencies. Often ETFs are a type of index or actively managed fund bought and sold on a securities exchange. An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. A fund could purchase shares issued by an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities or for other reasons. The risks of owning an ETF generally reflect the risks of owning the underlying securities or other assets they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.

Fixed-Income Securities
Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (some examples include investment grade corporate bonds, convertible securities, mortgage-backed securities, U.S. government securities and asset-backed securities). The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

· Interest Rate Changes: Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income.

· Credit Risk: Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. To the extent that the mortgages underlying mortgage-backed securities are "sub-prime mortgages" (mortgages granted to borrowers whose credit histories would not support conventional mortgages), the risk of default is higher.

Foreign Securities
Principal defines foreign securities as those issued by:
· companies with their principal place of business or principal office outside the U.S. or
· companies whose principal securities trading market is outside the U.S.

Depending on the fund, the fund may invest in securities of developed markets, developing (also called "emerging") markets, or both.
Usually, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and MSCI
Emerging Markets Index). These countries generally include every nation in the world except the United States, Canada, Japan,
Australia, New Zealand, and most nations located in Western Europe.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S.
companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return.
If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund's investments in those countries. In addition, a fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to fund investors. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of a fund's portfolio. The fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.

Investments in companies of developing (also called "emerging") countries are subject to higher risks than investments in companies in more developed countries. These risks include:
· increased social, political, and economic instability;
· a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
· lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
· foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
· relatively new capital market structure or market-oriented economy;
· the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

· restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
· possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Fund of Funds
The performance and risks of the Acquiring Fund directly correspond to the performance and risks of the underlying funds in which the
Acquiring Fund invests. By investing in many underlying funds, the funds of funds have partial exposure to the risks of many different areas of the market. The more a fund of funds allocates to stock funds, the greater the expected risk.

As of December 31, 2011, the assets of the Acquiring Fund were allocated among the underlying funds as identified in the table below.

Underlying Fund
Diversified International Account	8.2%
Equity Income Account	18.2%
Global Diversified Income Fund	1.9%
Global Multi-Strategy Fund	1.4%
Global Real Estate Securities Fund	0.6%
Government & High Quality Bond Account	12.6%
High Yield Fund	2.9%
Income Account	13.5%
Inflation Protection Fund	0.3%
International Emerging Markets Account	2.0%
LargeCap Blend Fund II	2.7%
LargeCap Growth Account	5.5%
LargeCap Growth Fund II	3.0%
LargeCap Value Account	2.7%
LargeCap Value Fund III	3.6%
MidCap Blend Account	2.9%
MidCap Growth Fund III	0.4%
Preferred Securities Fund	2.2%
Principal Capital Appreciation Account	7.4%
Real Estate Securities Account	0.5%
Short-Term Income Account	1.9%
SmallCap Growth Fund I	2.8%
SmallCap Value Fund II	1.1%
Small-MidCap Dividend Income Fund	1.7%
Total	100.0%

The Acquiring Fund indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in the Acquiring Fund may be more costly than investing directly in shares of the Underlying
Funds.

The Acquiring Fund can be subject to payment in kind liquidity risk: If an underlying fund pays a redemption request by the fund wholly or partly by a distribution-in-kind of portfolio securities rather than in cash, the fund may hold such portfolio securities until its sub-
advisor determines that it is appropriate to dispose of them.

Hedging
The success of a fund’s hedging strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged.
Since the characteristics of many securities change as markets change or time passes, the success of a fund’s hedging strategy will also be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a fund from achieving the intended hedge or expose a fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

High Yield Securities
Debt securities rated at the time of purchase BB+ or lower by Standard & Poor's Ratings Services or Ba1 or lower by Moody's or, if not rated, determined to be of equivalent quality by Principal or the Sub-Advisor are sometimes referred to as high yield or "junk bonds" and are considered speculative; such securities could be in default at time of purchase. The Acquiring Fund may invest in underlying funds that may invest in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities.
High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a fund, the fund may retain the security if PMC or Sub-Advisor thinks it is in the best interest of shareholders.

Index Funds
Index funds generally attempt to mirror the investment performance of the index by allocating the fund's assets in approximately the same weightings as the index. However, it is unlikely that the fund's performance will perfectly correlate with the index performance for a variety of reasons. The correlation between fund performance and index performance may be affected by the fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of fund shares. Because of the difficulty and expense of executing relatively small securities trades, index funds may not always be invested in the less heavily weighted securities and may at times be weighted differently than the index.

Initial Public Offerings ("IPOs")
An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance. Because of the price volatility of IPO shares, a fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the fund's portfolio and lead to increased expenses to the fund, such as commissions and transaction costs. By selling IPO shares, the fund may realize taxable gains it will subsequently distribute to shareholders.

Leverage
If a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, these instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The net asset value of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the fund to pay interest. Leveraging may cause a fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, a fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.

Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk
If a Sub-Advisor's investment strategies do not perform as expected, the fund could underperform other funds with similar investment objectives or lose money.
· Active Management: The performance of a fund that is actively managed will reflect in part the ability of Principal and/or Sub-
Advisor(s) to make investment decisions that are suited to achieving the fund's investment objective. Funds that are actively managed are prepared to invest in securities, sectors, or industries differently from the benchmark.
· Passive Management: Index funds use a passive, or indexing, investment approach. Index funds do not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock or bond performance. Index funds attempt to replicate their relevant target index by investing primarily in the securities held by the index in approximately the same proportion of the weightings in the index. However, because of the difficulty of executing some relatively small securities trades, such funds may not always be invested in the less heavily weighted securities held by the index. An index fund's ability to match the performance of their relevant index may be affected by many factors, such as fund expenses, the timing of cash flows into and out of the fund, changes in securities markets, and changes in the composition of the index. Some index funds may invest in index futures and options on a daily basis to gain exposure to the Index in an effort to minimize tracking error relative to the benchmark.

Market Volatility and Issuer Risk
The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. It is possible to lose money when investing in a fund.

Master Limited Partnerships
Master limited partnerships ("MLPs") tend to pay relatively higher distributions than other types of companies. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the market generally and on factors affecting the particular business lines of the MLP.
Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The benefit derived from investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an
MLP's business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions received might be taxed entirely as dividend income.

Municipal Obligations and AMT-Subject Bonds
The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer's full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

"AMT-subject bonds" are municipal obligations issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax ("AMT") and will also give rise to corporate alternative minimum taxes. See
"Tax Information" for a discussion of the tax consequences of investing in the fund.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the fund to purchase sufficient amounts of tax-exempt securities.

Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.
Funds that engage in active trading may have high portfolio turnover rates. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the fund) and may lower the fund's performance. Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the "total return" line in the Financial Highlights section reflects portfolio turnover costs.

Preferred Securities
Preferred securities generally pay fixed rate dividends and/or interest (though some are adjustable rate) and typically have "preference"
over common stock in payment priority and the liquidation of a company's assets - preference means that a company must pay on its preferred securities before paying on its common stock, and the claims of preferred securities holders are typically ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed income securities - the fixed-income payments are expected to be the primary source of long-term investment return. In certain circumstances, an issuer of preferred securities may redeem the securities prior to their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may reduce the return of the security held by the fund. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in a fund that invests in preferred securities are more similar to those associated with a bond fund than a stock fund.

Real Estate Investment Trusts
Real estate investment trust securities ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded
REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Real Estate Securities
Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets and mining, lumber and paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.

Repurchase Agreements
Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy (those that are large, well-
capitalized and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Royalty Trusts
A royalty trust generally acquires an interest in natural resource or chemical companies and distributes the income it receives to its investors. A sustained decline in demand for natural resource and related products could adversely affect royalty trust revenues and cash flows. Such a decline could result from a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand. Rising interest rates could harm the performance and limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Fund shareholders will indirectly bear their proportionate share of the royalty trusts' expenses.

Short Sales
A fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after a fund borrows the security, the fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, a fund may not always be able to borrow the security at a particular time or at an acceptable price. Before a fund replaces a borrowed security, it is required to designate on its books cash or liquid assets as collateral to cover the fund’s short position, marking the collateral to market daily. This obligation limits a fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. The fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential fund gains and increase potential fund losses.

Small and Medium Capitalization Companies
Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures
From time to time, as part of its investment strategy, funds may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that a fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which a fund may take temporary defensive measures. In taking such measures, a fund may fail to achieve its investment objective.

Underlying Funds
An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

Principal is the advisor to the Principal LifeTime Accounts, SAM Portfolios, Diversified Balanced Account, Diversified Growth
Account, Diversified Income Account, and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the
Principal LifeTime Accounts and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge
also serves as Sub-Advisor to some or all of the underlying funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

As of December 31, 2011, the Principal LifeTime Accounts, SAM Portfolios, Diversified Balanced Account, and Diversified
Growth Account owned the following percentages, in the aggregate, of the outstanding shares of the underlying funds listed below.

Bond & Mortgage Securities Account	11.40%
Diversified International Account	29.35%
Equity Income Account	41.90%
Government & High Quality Bond Account	45.23%
Income Account	92.68%
International Emerging Markets Account	22.57%
LargeCap Growth Account	54.95%
LargeCap Growth Account I	15.96%
LargeCap S&P 500 Index Account	80.07%
LargeCap Value Account	33.61%
MidCap Account	8.71%
Principal Capital Appreciation Account	79.14%
Real Estate Securities Account	14.26%
Short-Term Income Account	22.07%

ADDITIONAL INFORMATION ABOUT THE FUNDS

Multiple Classes of Shares

The Board of Directors of PVC has adopted an 18f-3 Plan for each of the Funds. Under these plans, the Acquired and Acquiring
Funds offer Class 1 shares The shares are the same except for differences in class expenses, including any Rule 12b-1, excessive trading or other fees. Additional share classes may be offered in the future by the Acquiring Fund.

Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.
These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments may also create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend one share class of the Fund over another share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary’s website for more information.

Dividends and Distributions

The Funds earn dividends, interest, and other income from investments and distribute this income (less expenses) as dividends. The
Funds also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Funds normally make dividends and capital gain distributions at least annually, in June. Dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution.

Pricing of Fund Shares

Each Fund’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Account’s NAV is calculated each day the (NYSE) is open (shares are not priced on the days on which the NYSE is closed for trading). The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The NAV is determined at the close of business of the NYSE
(normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.

The NAV is calculated by:
· taking the current market value of the total assets of the Fund;
· subtracting liabilities of the Fund ;
· dividing the remainder proportionately into the classes of the Fund;
· subtracting the liabilities of each class; and
· dividing the remainder by the total number of shares owned in that class.

With respect to the Acquiring Fund, which invests in Underlying Funds, the NAV is calculated based on the NAV of such
Underlying Funds

NOTES:
· If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Fund.
· A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Securities valued outside of the Western Hemisphere are valued using a fair value policy adopted by the
Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Account for the purpose of engaging in market timing or arbitrage transactions.

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

· Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time.
These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. PVC has a policy to value such securities at a fair value price at which the Manager or the Sub-Advisor expects that the securities may be sold, subject to the oversight of PVC’s Board of
Directors.

TAX INFORMATION

The Funds intends to comply with applicable variable asset diversification regulations. If the Funds fail to comply with such regulations, contracts invested in the Funds will not be treated as annuity, endowment, or life insurance contracts under the Internal
Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

Contract owners are urged to consult their tax advisors regarding the status of their contracts under state and local tax laws.

ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION

Payments to Financial Professionals and Their Firms. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the
Funds. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Funds as investment options. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Financial
Professionals who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Funds pay to the Distributor.
Individual Financial Professionals may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

Other Payments to Intermediaries. In addition to any commissions that may be paid at the time of sale and ongoing payments, the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Funds, or may sell shares of the Funds to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year’s sales of applicable variable annuities and variable life insurance contracts that may be funded by Fund shares, or 0.25% of the current year’s sales of Fund shares to retirement plans by that financial intermediary.

Additionally, in some cases the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, due diligence trips, training and marketing efforts related to the Funds for the financial intermediary's personnel and/or their clients and potential clients. Such activities may be sponsored by financial intermediaries or the
Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases the
Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses.

For more information, see the Statement of Additional Information (SAI). See also the section titled "Certain Information Common to All Funds - Payments to Broker-Dealers and Other Financial Intermediaries" in this Prospectus.

Your variable life insurance or variable annuity contract or your retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in the Prospectus. The amount and applicability of any insurance contract fee are determined and disclosed separately within the prospectus for your insurance contract.

The payments described in this prospectus may create a conflict of interest by influencing your Financial Professional or your financial intermediary to recommend one variable annuity, variable life insurance policy or mutual fund over another, or to recommend one Fund or share class of the Fund over another Fund or share class. Ask your Financial Professional or visit your financial intermediary's website for more information about the total amounts paid to them by Principal and its affiliates, and by sponsors of other mutual funds your Financial Professional may recommend to you.

Your financial intermediary may charge you additional fees other than those disclosed in this prospectus. Ask your Financial
Professional about any fees and commissions they charge.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Acquiring Fund, as a shareholder in the underlying funds, bears it’s pro rata share of the operating expenses incurred by each underlying fund. The investment return of the Acquiring Fund is net of the underlying funds’ operating expenses.

Each Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:

· Management Fee – Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Fund.
· Other Expenses – A portion of expenses that are allocated to all classes of the Fund.
· Acquired Fund Fees and Expenses - fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Frequent Trading and Market Timing (Abusive Trading Practices)

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions (“excessive trading”) of
Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase shares of these Funds.

Frequent purchases and redemptions pose a risk to the Funds because they may:

·	Disrupt the management of the Funds by:
o	forcing the Fund to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Fund and
o	causing unplanned portfolio turnover;
·	Hurt the portfolio performance of the Fund; and
·	Increase expenses of the Fund due to:
o	increased broker-dealer commissions and
o	increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, the Funds and their shareholders may be harmed. The harm of undetected excessive trading in shares of the underlying funds will affect the Acquiring Fund as it would for any fund shareholder.

Certain funds may be at greater risk of harm due to frequent purchase and redemptions. For example, those funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. PVC has adopted fair valuation procedures. These procedures are intended to discourage market timing transactions in shares of the funds.

As the Funds are only available through variable annuity or variable life contracts or to qualified retirement plans, PVC must rely on the insurance company that issues the contract, or the trustees or administrators of qualified retirement plans, (“intermediary”) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that the intermediary will identify and prevent excessive trading in all instances. When an intermediary identifies excessive trading, it will act to curtail such trading in a fair and uniform manner. If an intermediary is unable to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

If an intermediary, or PVC, deems excessive trading practices to be occurring, it will take action that may include, but is not limited to:
·	Rejecting exchange instructions from a shareholder or other person authorized by the shareholder to direct exchanges;
·	Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier, or by telephone;
·	Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
·	Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
·	Taking such other action as directed by PVC.

The PVC Board of Directors has found the imposition of a redemption fee with respect to redemptions from Class 1 and Class 2 shares of the Funds is neither necessary nor appropriate in light of measures taken by intermediaries through which such shares are currently available. Each intermediary’s excessive trading policies and procedures will be reviewed by Fund management prior to making shares of the Fund available through such intermediary to determine whether, in management’s opinion, such procedures are reasonably designed to prevent excessive trading in Fund shares.

In order to prevent excessive trading, PVC has reserved the right to accept or reject, without prior written notice, any exchange requests (an exchange request is a redemption request coupled with a request to purchase shares with the proceeds of the redemption;
such restriction applies to the purchase of fund shares in an exchange request and does not restrict a shareholder from requesting a redemption). In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, the intermediary will reverse an exchange (within one business day of the exchange) and return the account holdings to the positions held prior to the exchange. The intermediary will give you notice in writing in this instance.

Eligible Purchasers

Only certain eligible purchasers may buy shares of the Fund. Eligible purchasers are limited to 1) separate accounts of Principal
Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive, or bonus plan established by Principal Life or any subsidiary or affiliate of such company, for employees of such company, subsidiary, or affiliate. Such trustees or managers may buy Fund shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life and by other insurance companies as well as for certain qualified plans. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts, variable annuity separate accounts, and qualified plan investors to invest in the Funds at the same time. Although neither Principal Life nor PVC currently foresees any such disadvantage, PVC’s Board of Directors monitors events in order to identify any material conflicts between such policy owners, contract holders, and qualified plan investors. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in
Federal income tax law, 3) changes in the investment management of a Fund, or 4) differences in voting instructions between those given by policy owners, those given by contract holders, and those given by qualified plan investors. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Fund shares by one or more of the separate accounts or qualified plans, which could have adverse consequences.

PMC may recommend to the Board, and the Board may elect, to close certain accounts to new investors or close certain accounts to new and existing investors.

Shareholder Rights

Each shareholder of a Fund is eligible to vote, either in person or by proxy, at all shareholder meetings for that Fund. This includes the right to vote on the election of directors, selection of independent auditors, and other matters submitted to meetings of shareholders of the Fund. Each share has equal rights with every other share of the Fund as to dividends, earnings, voting, assets, and redemption.
Shares are fully paid, non-assessable, and have no preemptive or appraisal rights. Shares of a Fund are issued as full or fractional shares.
Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of PVC may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Fund shareholders.

The bylaws of PVC also provide that PVC does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the 1940 Act: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. PVC intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Funds, Inc., Principal Financial Group, Des Moines, IA
50392.

Principal Life votes each Fund’s shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Fund held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from contract owners regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Funds held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that a Fund’s shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Fund shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.

Purchase of Account Shares

Shares are purchased from the Fund’s principal underwriter (“Distributor”) on any business day (normally any day when the New
York Stock Exchange is open for regular trading) upon request through the insurance company issuing the variable annuity, variable life contract, or the trustees or administrators of the qualified retirement plan offering the Fund. There are no sales charges on shares of the
Funds; however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Funds.

The Funds may, at their discretion and under certain limited circumstances, accept securities as payment for Fund shares at the applicable NAV. Each Fund will value securities used to purchase its shares using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Shareholder accounts for each Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Fund as evidence of ownership of Fund shares. Share certificates are not issued.

NOTE: No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by the Principal Variable Contracts Funds, Inc., a Fund, PMC, any Sub-Advisor, or PFD.

Sale of Account Shares

Variable contracts owners should refer to the variable contract product prospectus for details on how to allocate policy or contract value. Qualified plan participants should refer to the qualified plan documents.

Each Fund sells its shares upon request on any business day (normally any day when the New York Stock Exchange is open for regular trading) upon request through the insurance company issuing the variable annuity, variable life contract, or the trustees or administrators of the qualified retirement plan offering the Fund. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form.

Sale proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended up to seven days, as permitted by federal securities law, during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for reasons other than weekends and holidays or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.

If payments are delayed and the instruction is not canceled by the shareholder’s written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.

In addition, payments on surrender requests submitted before a related premium payment made by check has cleared may be delayed up to seven days. This permits payment to be collected on the check.

Distributions in Kind. PVC may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the accounts may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Account’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each
Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Restricted Transfers

Shares of each of the Funds may be transferred to an eligible purchaser. However, if a Fund is requested to transfer shares to other than an eligible purchaser, the Fund has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Fund must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

Financial Statements

Shareholders will receive an annual financial statement for the Fund, audited by the Fund’s independent registered public accounting firm. Shareholders will also receive a semiannual financial statement that is unaudited.

Portfolio Holdings Information

A description of PVC’s policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in the
Statement of Additional Information.

VOTING INFORMATION

Voting procedures. PVC is furnishing this Proxy Statement/Prospectus to you in connection with the solicitation on behalf of the
Board of proxies to be used at the Meeting. The Board is asking permission to vote for you. If you complete and return the enclosed proxy ballot, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy's exercise by: (i) sending written notice to the Secretary of
Principal Variable Contracts Funds, Inc. at Principal Financial Group, Des Moines, Iowa 50392-2080, prior to the Meeting; (ii)
subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting. Because Principal Life Insurance Company is the only shareholder of the Acquired Fund, its presence at the meeting in person or by proxy will meet the quorum requirement.

Voting rights. Only shareholders of record at the close of business on January 22, 2013 (the "Record Date") are entitled to vote.
You are entitled to one vote on each matter submitted to the shareholders of the Acquired Fund for each share of that Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a "Majority of the Outstanding
Voting Securities," which is a term defined in the 1940 Act to mean, with respect to an Acquired Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Acquired Fund present at the meeting of the Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund.

The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading "Outstanding Shares and Share Ownership" in this Proxy Statement/Prospectus.

Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a
Meeting, and shares subject to Mirror Voting (as defined below) are counted for purposes of determining a quorum. Abstentions are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a Proposal.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the affected Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

Contract Owner Voting Instructions. Shares of PVC Funds are sold to Separate Accounts of Insurance Companies and are used to fund Contracts. Each Contract Owner whose Contract is funded by a registered Separate Account is entitled to instruct his or her
Insurance Company as to how to vote the shares attributable to his or her Contract and can do so by marking voting instructions on the voting instruction card enclosed with this Proxy Statement/Prospectus and then signing, dating and mailing the voting instruction card in the envelope provided. If a card is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the Proposal. Your Insurance Company will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to amounts invested by your Insurance Company will be voted in the same proportion as votes cast by
Contract Owners ("Mirror Voting"). Because the shares are subject to Mirror Voting, it requires only a small number of voting shares to approve the Reorganization. Accordingly, there are not expected to be any "broker non-votes."

OUTSTANDING SHARES AND SHARE OWNERSHIP

The following table shows as of January 22, 2013, the Record Date, the number of shares outstanding for each class of the Acquired and Acquiring Funds:

Asset Allocation Account		SAM Balanced Portfolio
(Acquired Fund)		(Acquiring Fund)
	Shares		Shares
Share Class	Outstanding	Share Class	Outstanding
Class 1	4,598,839.948	Class 1	49,532,558.156
		Class 2	5,842,998.048

As of the January 22, 2013 Record Date, the Directors and Officers of PVC together owned less than 1% of the outstanding shares of any class of shares of the Acquired or Acquiring Funds.

As of the January 22, 2013 Record Date, the following persons owned of record, or were known by PVC to own beneficially, 5% or more of the outstanding shares of the Acquired Fund:

			Percentage
Acquired Fund	Share Class	Name/Address of Shareholder	of Ownership
ASSET ALLOCATION ACCOUNT	CLASS 1	PRINCIPAL LIFE INSURANCE CO CUST	53.66%
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

ASSET ALLOCATION ACCOUNT	CLASS 1	PRINCIPAL LIFE INSURANCE CO CUST	16.87%
		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

ASSET ALLOCATION ACCOUNT	CLASS 1	PRINCIPAL LIFE INSURANCE CO CUST	22.75%
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

As of the January 22, 2013 Record Date, the following persons owned of record, or were known by PVC to own beneficially, 5% or more of the outstanding shares of the Acquiring Fund:

			Percentage
Acquiring Fund	Share Class	Name/Address of Shareholder	of Ownership
SAM BALANCED PORTFOLIO	CLASS 1	PRINCIPAL LIFE INSURANCE CO CUST	5.12%
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO	CLASS 1	PRINCIPAL LIFE INSURANCE CO CUST	79.24%
		INVESTMENT PLUS VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO	CLASS 1	SUNAMERICA ANNUITY & LIFE ASSURANCE CO	7.58%
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

SAM BALANCED PORTFOLIO	CLASS 2	FARMERS NEW WORLD LIFE INS CO	32.29%
		ATTN SEGREGATED ASSETS
3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

SAM BALANCED PORTFOLIO	CLASS 2	FARMERS NEW WORLD LIFE INS CO	8.67%
		ATTN SEGREGATED ASSETS
3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

SAM BALANCED PORTFOLIO	CLASS 2	SUNAMERICA ANNUITY & LIFE ASSURANCE CO	46.16%
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

SAM BALANCED PORTFOLIO	CLASS 2	THE U.S. LIFE INS. CO. IN THE CITY OF N.Y.	8.49%
		FS VARIABLE SEPARATE ACCT
		ATTN LEGAL DEPARTMENT
		21650 OXNARD ST STE 750
		WOODLAND HILLS CA 91367-4997

FINANCIAL HIGHLIGHTS

The financial highlights table for the Acquired Fund and Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years and for the semi-annual period ended June 30, 2012. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost)
on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended
December 31, 2007 through December 31, 2011 has been audited by Ernst & Young LLP, Independent Registered Public Accounting
Firm, whose report, along with each Fund’s financial statements, is included in PVC’s Annual Report to Shareholders for the fiscal year ended December 31, 2011. Information for the semi-annual period ended June 30, 2012 has not been audited. Copies of these reports are available on request as described above.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
ASSET ALLOCATION ACCOUNT
Class 1 shares
2012	(c)	$11.67	$0.10	$0.73	$0.83	$–	$–	$–	$12.50
2011		12.32	0.20	0.07	0.27	(0.25)	(0.67)	(0.92)	11.67
2010		11.58	0.18	0.84	1.02	(0.28)	–	(0.28)	12.32
2009		10.05	0.20	1.64	1.84	(0.31)	–	(0.31)	11.58
2008		14.87	0.23	(3.60)	(3.37)	(0.39)	(1.06)	(1.45)	10.05
2007		14.11	0.28	1.34	1.62	(0.21)	(0.65)	(0.86)	14.87
SAM BALANCED PORTFOLIO
Class 1 shares
2012	(c)	14.76	0.02	0.91	0.93	–	–	–	15.69
2011		15.02	0.10	0.06	0.16	(0.42)	–	(0.42)	14.76
2010		13.73	0.42	1.38	1.80	(0.51)	–	(0.51)	15.02
2009		11.95	0.64	2.05	2.69	(0.52)	(0.39)	(0.91)	13.73
2008		19.17	0.62	(4.93)	(4.31)	(0.71)	(2.20)	(2.91)	11.95
2007		18.09	0.64	0.92	1.56	(0.48)	–	(0.48)	19.17
Class 2 shares
2012	(c)	14.66	–	0.90	0.90	–	–	–	15.56
2011		14.92	0.06	0.06	0.12	(0.38)	–	(0.38)	14.66
2010		13.64	0.36	1.40	1.76	(0.48)	–	(0.48)	14.92
2009		11.85	0.56	2.09	2.65	(0.47)	(0.39)	(0.86)	13.64
2008		19.04	0.64	(4.97)	(4.33)	(0.66)	(2.20)	(2.86)	11.85
2007		17.97	0.58	0.92	1.50	(0.43)	–	(0.43)	19.04

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(unaudited)

		Net Assets, End of	Ratio of Expenses
Total		Period (in	to Average Net		Ratio of Net Investment		Portfolio
Return(b)		thousands)	Assets		Income to Average Net Assets		Turnover Rate

7.11	%(d)	$56,269	0.88	%(e)	1.66	%(e)	113.9	%(e)
2.14		55,968	0.90		1.70		142.1
9.10		63,256	0.89		1.53		188.0
18.81		66,556	0.87		1.89		189.2
(24.84)		63,068	0.86		1.79		243.1
11.78		103,281	0.82		1.96		125.3

6.30	(d)	803,829	0.23 (e)	,(f)	0.26	(e)	11.6	(e)
0.99		781,873	0.23	(f)	0.68		14.2
13.61		828,276	0.24	(f)	2.97		36.3
23.84		728,979	0.25	(f)	5.19		3.2
(26.18)		387,339	0.25 (f)	,(g)	4.04		39.1
8.67		481,245	0.23 (f)	,(g)	3.40		42.1

6.14	(d)	94,673	0.48 (e)	,(f)	0.00	(e)	11.6	(e)
0.73		94,487	0.48	(f)	0.43		14.2
13.34		107,086	0.49	(f)	2.59		36.3
23.63		110,253	0.50	(f)	4.62		3.2
(26.42)		113,639	0.50 (f)	,(g)	4.09		39.1
8.39		212,465	0.48 (f)	,(g)	3.13		42.1

(a) Calculated based on average shares outstanding during the period.
(b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c) Six months ended June 30, 2012
(d) Total return amounts have not been annualized.
(e) Computed on an annualized basis.
(f) Does not include expenses of the investment companies in which the Portfolio invests.
(g) Reflects Manager's contractual expense limit.

FINANCIAL STATEMENTS

The financial statements of the Acquiring Fund and Acquired Fund included in PVC’s Annual Report to Shareholders for the fiscal year ended December 31, 2011 are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. The unaudited financial statements of the Acquiring Fund and the Acquired Fund included in PVC’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2012 have also been incorporated by reference into the Statement of Additional Information. Copies of these reports are available upon request as described above.

LEGAL MATTERS

Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Michael D. Roughton, Esq., Counsel to
PVC. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Fund by Randy Lee Bergstrom, Esq., Assistant
Tax Counsel to PVC, and for the Acquired Fund by Carolyn F. Kolks, Esq., Assistant Tax Counsel to PVC.

OTHER INFORMATION

PVC is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PVC Fund must be received by
PVC a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF DIRECTORS

February 18, 2013
Des Moines, Iowa

Appendix A

FORM OF PLAN OF ACQUISITION

Asset Allocation Account and
Strategic Asset Management Portfolio

The Board of Directors of Principal Variable Contracts Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that the Strategic Asset Management Balanced Portfolio series of the Fund (“SAM Balanced”) acquire all of the assets of the Asset Allocation Account series of the Fund (“Asset Allocation”) in exchange for the assumption by SAM
Balanced of all of the liabilities of Asset Allocation and shares issued by SAM Balanced which are thereafter to be distributed by Asset Allocation pro rata to its shareholders in complete liquidation and termination of Asset Allocation and in exchange for all of Asset Allocation’s outstanding shares.

Asset Allocation will transfer to SAM Balanced, and SAM Balanced will acquire from Asset Allocation, all of the assets of Asset Allocation on the Closing Date and will assume from Asset Allocation all of the liabilities of Asset Allocation in exchange for the issuance of the number of shares of SAM Balanced determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of Asset Allocation in complete liquidation and termination of Asset Allocation and in exchange for all of Asset Allocation’s outstanding shares. Asset Allocation will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by Asset Allocation in proper form prior to the Closing Date shall be fulfilled by Asset Allocation. Redemption requests received by Asset
Allocation thereafter will be treated as requests for redemption of those shares of SAM Balanced allocable to the shareholder in question.

Asset Allocation will declare, and SAM Balanced may declare, to its shareholders of record on or prior to the
Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.

On the Closing Date, SAM Balanced will issue to Asset Allocation a number of full and fractional shares of SAM
Balanced, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of Asset Allocation. The aggregate value of the net assets of Asset Allocation and SAM Balanced shall be determined in accordance with the then current Prospectus of SAM Balanced as of close of regularly scheduled trading on the New York
Stock Exchange on the Closing Date.

The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal
Management Corporation, 650 8th Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on ________, 2013, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”

In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for SAM Balanced or Asset Allocation to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.

As soon as practicable after the Closing, Asset Allocation shall (a) distribute on a pro rata basis to the shareholders of record of Asset Allocation at the close of business on the Closing Date the shares of SAM Balanced received by Asset
Allocation at the Closing in exchange for all of Asset Allocation’s outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.

For purposes of the distribution of shares of SAM Balanced to shareholders of Asset Allocation, SAM Balanced shall credit its books an appropriate number its shares to the account of each shareholder of Asset Allocation. No certificates will be issued for shares of SAM Balanced. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of Asset Allocation, shall be deemed for all purposes of the Fund’s
Articles of Incorporation and Bylaws to evidence the appropriate number of shares of SAM Balanced to be credited on the books of SAM Balanced in respect of such shares of Asset Allocation as provided above.

A-1

Prior to the Closing Date, Asset Allocation shall deliver to SAM Balanced a list setting forth the assets to be assigned, delivered and transferred to SAM Balanced, including the securities then owned by Asset Allocation and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by SAM Balanced pursuant to this Plan.

All of Asset Allocation’s portfolio securities shall be delivered by Asset Allocation’s custodian on the Closing Date to SAM Balanced or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of SAM Balanced or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from Asset Allocation’s account at its custodian to SAM Balanced’s account at its custodian. If on the Closing Date Asset Allocation is unable to make good delivery to SAM Balanced’s custodian of any of Asset Allocation’s portfolio securities because such securities have not yet been delivered to Asset Allocation’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and Asset Allocation shall deliver to SAM Balanced’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to SAM Balanced, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by SAM
Balanced.

This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of Asset
Allocation and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either
Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of
Asset Allocation no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of Asset Allocation.

Except as expressly provided otherwise in this Plan, Principal Management Corporation will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants’ fees, legal fees, registration fees, and printing expenses.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its ____________________ and
___________________________ as of the ______th day of __________________, 2013.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
on behalf of the following Acquired Fund:
Asset Allocation Account
By:

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
on behalf of the following Acquiring Fund:
Strategic Asset Management Balanced Account
By:

Acknowledged:
PRINCIPAL MANAGEMENT CORPORATION

By:

A-2

Principal® Funds

PO Box 55046
Boston MA 02205-5046

Your Proxy Vote is Important!

Vote by Internet

Please go to the electronic voting site at www.eproxyvote.com/principalva. Follow the on-line instructions. If you vote by internet, you do not have to return this proxy card.

Vote by Telephone

Please call us toll free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return this proxy card.

Vote by Mail

Complete, sign and date your proxy card, and return it promptly in the enclosed envelope.

If Voting by Mail

Remember to sign and date the form below.
Please ensure the address to the right shows through the window of the enclosed postage-paid return envelope.

Proxy Tabulator
PO Box 55046
Boston MA 02205-9836

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Des Moines, Iowa 50392-2080

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
APRIL 2, 2013

This proxy vote is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Michael J. Beer, Michael D. Roughton, Ernest H. Gillum and Adam U. Shaikh, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this card, at the special meeting of shareholders of the Fund to be held **April 2, 2013 at 10:30 a.m., Central Time**, and any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate box on the reverse side of this card, date the card, and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus, both dated February 18, 2013. Shares will be voted as you instruct. **If no direction is made, the proxy will be voted FOR the proposal listed on the reverse side.** The Proxies will also be authorized to vote in their discretion upon such other matters that may properly come before the meeting.

Note: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD. PLEASE MARK, SIGN, DATE, AND MAIL YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators, and trustees should so indicate when signing.

Signature ______________________ Date ____________

PVC - Proxy

Importance Notice regarding the Availability of Proxy Materials for the Principal Variable Contracts Funds, Inc.

The Proxy Statement/Prospectus for this meeting is available at:

www.eproxyvote.com/principalva

PLEASE VOTE YOUR PROXY TODAY!

TO VOTE YOUR PROXY BY MAIL, PLEASE COMPLETE AND RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR VIA THE INTERNET.

PLEASE MARK VOTE AS IN THIS EXAMPLE: ■

The Board of Directors recommends that shareholders vote FOR the following proposal.

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.

PVC - Proxy

Principal® Funds

PO Box 55046
Boston MA 02205-5046

Your Vote is Important!

Vote by Internet

Please go to the electronic voting site at www.eproxyvote.com/principalva. Follow the on-line instructions. If you vote by internet, you do not have to return this voting instructions card.

Vote by Telephone

Please call us toll free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return this voting instructions card.

Vote by Mail

Complete, sign and date your voting instructions card, and return it promptly in the enclosed envelope.

If Voting by Mail

Remember to sign and date the form below. Please ensure the address to the right shows through the window of the enclosed postage-paid return envelope.

Proxy Tabulator
PO Box 55046
Boston MA 02205-9836

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Des Moines, Iowa 50392-2080

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
APRIL 2, 2013

The undersigned hereby instructs Principal Life Insurance Company (the "Insurance Company") to vote all shares of Principal Variable Contracts Funds, Inc. that are attributable to his or her variable annuity or variable life insurance contract at the Special Meeting of Shareholders to be held **April 2, 2013 at 10:30 a.m., Central Time**, and any adjournments thereof, as indicated on the reverse side or in the discretion of the Insurance Company upon such other matters as may properly come before the Meeting.

Check the appropriate box on the reverse side of this card, date the card and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus, both dated February 18, 2013. Shares will be voted as you instruct. **If no direction is made, voting will be FOR the proposal listed on the reverse side.**

These voting instructions are solicited by the Insurance Company in connection with the solicitation of proxies by the Board of Directors of Principal Variable Contracts Funds, Inc.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTIONS CARD. PLEASE MARK, SIGN, DATE, AND MAIL YOUR CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators, and trustees should so indicate when signing.

Signature   Date

PVC - VIC

Importance Notice regarding the Availability of Proxy Materials for the Principal Variable Contracts Funds, Inc.

The Proxy Statement/Prospectus for this meeting is available at:

www.eproxyvote.com/principalva

PLEASE VOTE YOUR PROXY TODAY!

TO VOTE YOUR PROXY BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR VIA THE INTERNET.

PLEASE MARK VOTE AS IN THIS EXAMPLE: ■

The Board of Directors recommends that shareholders vote FOR the following proposal.

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR CARD TODAY.

PVC - VIC

PART B

INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
650 8th Street
Des Moines, Iowa 50392-2080

STATEMENT OF ADDITIONAL INFORMATION

Dated: February 18, 2013

This Statement of Additional Information is available to the shareholders of Asset Allocation Account (the "Acquired
Fund"), in connection with the proposed reorganization of the Acquired Fund into the SAM Balanced Portfolio (the
"Acquiring Fund") (the "Reorganization"). The Acquired and Acquiring Funds are each a separate series of Principal
Variable Contracts Funds, Inc. ("PVC").

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy
Statement/Prospectus dated February 18, 2013, relating to the Special Meeting of Shareholders of the Acquired Fund to be
held on April 2, 2013 at 10:30 a.m., Central Time. The Proxy Statement/Prospectus, which describes the proposed
Reorganization, may be obtained without charge by writing to Principal Management Corporation, 650 8th Street, Des
Moines, Iowa 50392-2080, or by calling toll free at 1-800-222-5852.

TABLE OF CONTENTS

(1) Statement of Additional Information of PVC dated April 30, 2012, as supplemented.

(2) Audited Financial Statements of the Acquired Fund and the Acquiring Fund included in PVC's Annual Report to
Shareholders for the fiscal year ended December 31, 2011.

(3) Unaudited Financial Statements of the Acquired Fund and the Acquiring Fund included in PVC’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2012.

(4) Pro Forma Financial Statements

INFORMATION INCORPORATED BY REFERENCE

This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File Nos. 02-35570; and 811-01944).

(1) The Statement of Additional Information of Principal Variable Contracts Funds, Inc. ("PVC") dated April 30, 2012,
(including Supplements dated June 15, 2012, September 14, 2012, November 13, 2012, November 27, 2012,
November 30, 2012, and December 14, 2012, and filed via EDGAR on those dates).

(2) The financial statements of the Acquired Fund and the Acquiring Fund included in PVC's Annual Report to
Shareholders for the fiscal year ended December 31, 2011, which have been audited by Ernst & Young LLP,
Independent Registered Public Accounting Firm, as filed on Form N-CSR on February 27, 2012.

(3) The unaudited financial statements of the Acquired and Acquiring Funds included in PVC’s Semi-Annual Report to
Shareholders for the six-month period ended June 30, 2012 as filed with the SEC on Form N-CSRS on August 24,
2012.

The Annual and Semi-Annual Reports to Shareholders of PVC are available upon request and without charge by calling toll -free at 1-800-222-5852.

PRO FORMA FINANCIAL STATEMENTS

On December 11, 2012, the Board of Directors of PVC approved a Plan of Acquisition whereby, the SAM Balanced Portfolio
(the "Acquiring Fund") will acquire all the assets of the Asset Allocation Account (the "Acquired Fund"), subject to the liabilities of the Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the
Acquired Fund (the "Reorganization").

Shown below are unaudited pro forma financial statements for the combined Acquiring Fund, assuming the Reorganization had been consummated as of June 30, 2012. The first table presents pro forma Statements of Assets and Liabilities for the combined Acquiring Fund. The second table presents pro forma Statement of Operations for the combined Acquiring Fund.
The third table presents a pro forma Schedule of Investments for the combined Acquiring Fund.

Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund incorporated by reference in the Statement of
Additional Information.

		Statements of Assets and Liabilities
		Principal Variable Contracts Funds, Inc.
		June 30, 2012 (unaudited)
		Amounts in thousands
	Asset	SAM	Pro Forma		Pro Forma SAM
	Allocation Account	Balanced Portfolio	Adjustments		Balanced Account
Investment in affiliated securities--at cost	$-	$756,924	$-		$756,924
Investment in securities--at cost	$55,528	$-	$-		$55,528
Foreign Currency--at cost	$69	$-	$-		$69
Assets
Investment in affiliated securities--at value	-	898,883	$-		$898,883
Investment in securities--at value	57,752	-	-		57,752
Foreign currency--at value	70	-	-		70
Cash	651	-	-		651
Receivables:
Dividends and interest	196	422	-		618
Foreign currency contracts	6	-	-		6
Fund shares sold	1	28			29
Investment securities sold	713	-			713
Variation margin on futures contracts	305	-	-		305
Total Assets	59,694	899,333	-		959,027

Liabilities
Accrued management and investment advisory fees	36	165	-		201
Accrued distribution fees	-	19			19
Accrued directors' fees	1	7			8
Accrued other expenses	25	2	-		27
Payables:					-
Foreign currency contracts	28	-			28
Fund shares redeemed	6	638	-		644
Investment securities purchased	3,329	-	-		3,329
Trading costs	-	-	23	(a)	23
Total Liabilities	3,425	831	23		4,279
Net Assets Applicable to Outstanding Shares	$56,269	$898,502	$(23)		$954,748

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$48,947	$749,605	$-		$798,552
Accumulated undistributed (overdistributed) net investment income (operating loss)	1,863	7,008	(23)	(a)	8,848
Accumulated undistributed (overdistributed) net realized gain (loss)	2,915	(70)	-		2,845
Net unrealized appreciation (depreciation) of investments	2,566	141,959			144,525
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency	(22)	-	-		(22)
Total Net Assets	$56,269	$898,502	$(23)		$954,748

Capital Stock (par value: $.01 a share):
Shares authorized	100,000	200,000	-		200,000
Net Asset Value Per Share:
Class 1: Net Assets	$56,269	$803,829	$(23)	(a)	$860,075
Shares issued and outstanding	4,501	51,228	(915)	(b)	54,814
Net asset value per share	$12.50	$15.69	$-		$15.69

Class 2: Net Assets	N/A	$94,673	$-		$94,673
Shares issued and outstanding	N/A	6,083	-		6,083
Net asset value per share	N/A	$15.56	$-		15.56

(a) Reduction in net assets to reflect the estimated trading costs associated with disposing of portfolio securities of Asset Allocation Account.
(b) Reflects new shares issued, net of retired shares of Asset Allocation Account.

See accompanying notes

STATEMENT OF OPERATIONS
Principal Variable Contracts Funds, Inc.
Twelve Months Ended June 30, 2012 (unaudited)

	Asset Allocation	SAM Balanced	Pro Forma	Pro Forma SAM
Amounts in thousands	Account	Portfolio	Adjustments	Balanced Portfolio
Net Investment Income (Operating Loss)
Income:
Dividends	$757	$-	$-	$757
Dividends from affiliated securities	-	5,394	-	5,394
Withholding tax	(25)	-	-	(25)
Interest	737	-	-	737
Total Income	1,469	5,394	-	6,863
Expenses:
Management and investment advisory fees	456	2,058	(137) (b)	2,377
Distribution fees - Class 2	N/A	241	-	241
Custodian fees	43	-	(43) (c)	-
Directors' expenses	4	27	-	31
Professional fees	4	3	(4) (a)	3
Shareholder meeting expense	1	3	-	4
Other expenses	-	6	-	6
Total Net Expenses	508	2,338	(184)	2,662
Net Investment Income (Operating Loss)	961	3,056	184	4,201

Net Realized and Unrealized Gain (Loss) on Investments, Futures and
Foreign currencies
Net realized gain (loss) from:
Investment transactions	1,145	-	-	1,145
Investment transactions in affiliated securities	-	7,733	-	7,733
Capital gain distribution received from affiliated securities	-	5,147		5,147
Foreign currency transactions	525	-	-	525
Futures contracts	69	-	-	69
Short sales	3			3
Change in unrealized appreciation/depreciation of:
Investments	(239)	-	-	(239)
Investments in affiliated securities	-	3,001	-	3,001
Futures contracts	167	-	-	167
Translation of assets and liabilities in foreign currencies	(50)	-	-	(50)
Net Realized and Unrealized Gain (Loss) on Investments, Futures and Foreign currencies	1,620	15,881	-	17,501
Net Increase (Decrease) in Net Assets Resulting from Operations $	2,581	$18,937	$184	$21,702

(a) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on elimination of duplicate services.
(b) Management and investment advisory fees decreased to reflect annual percentage rate of Acquiring Fund.
(c) Decrease due to the sale of holdings in the Acquired Fund.

See accompanying notes

Schedule of Investments

June 30, 2012

	Asset Allocation	Asset Allocation		SAM Balanced	SAM Balanced		Combined	Combined
	Account Shares	Account Value		Portfolio Shares	Portfolio Value		Portfolio Shares	Portfolio Value
INVESTMENT COMPANIES - 94.15%	Held	(000	's)	Held	(000	's)	Held	(000	's)
Principal Funds, Inc. Institutional Class - 23.58%
Global Diversified Income Fund (a)	— $	—		1,007,533	$13,551		1,007,533	$13,551
Global Multi-Strategy Fund (a),(b)	—	—		2,282,209	23,370		2,282,209	23,370
Global Real Estate Securities Fund (a)	—	—		1,337,014	10,375		1,337,014	10,375
High Yield Fund (a)	—	—		2,545,891	19,298		2,545,891	19,298
Inflation Protection Fund (a)	—	—		301,458	2,716		301,458	2,716
LargeCap Blend Fund II (a)	—	—		2,580,248	26,473		2,580,248	26,473
LargeCap Growth Fund II (a)	—	—		3,331,233	27,816		3,331,233	27,816
LargeCap Value Fund III (a)	—	—		3,070,297	32,269		3,070,297	32,269
MidCap Growth Fund III (a),(b)	—	—		276,965	2,991		276,965	2,991
Preferred Securities Fund (a)	—	—		1,433,423	14,320		1,433,423	14,320
SmallCap Growth Fund I (a),(b)	—	—		2,372,606	26,621		2,372,606	26,621
SmallCap Value Fund II (a)	—	—		975,417	9,462		975,417	9,462
Small-MidCap Dividend Income Fund (a)	—	—		1,569,352	15,819		1,569,352	15,819
		$—			$225,081			$225,081
Principal Variable Contracts Funds, Inc. Class 1 -
70.57%
Diversified International Account (a)	—	—		6,293,010	73,063		6,293,010	73,063
Equity Income Account (a),(b)	—	—		8,024,491	132,805		8,024,491	132,805
Government & High Quality Bond Account (a),(b)	—	—		9,513,296	106,073		9,513,296	106,073
Income Account (a),(b)	—	—		12,569,249	140,901		12,569,249	140,901
International Emerging Markets Account (a),(b)	—	—		781,028	11,911		781,028	11,911
LargeCap Growth Account (a),(b)	—	—		3,321,763	53,248		3,321,763	53,248
LargeCap Value Account (a),(b)	—	—		987,187	25,913		987,187	25,913
MidCap Blend Account (a),(b)	—	—		658,806	28,935		658,806	28,935
Principal Capital Appreciation Account (a),(b)	—	—		2,971,984	68,564		2,971,984	68,564
Short-Term Income Account (a),(b)	—	—		12,409,658	32,389		12,409,658	32,389
		$—			$673,802			$673,802
TOTAL INVESTMENT COMPANIES		$—			$898,883			$898,883
COMMON STOCKS - 3.02%
Advertising - 0.01%
Interpublic Group of Cos Inc/The *	898	10		—	—		898	10
JCDecaux SA *	62	1		—	—		62	1
Omnicom Group Inc *	441	21		—	—		441	21
Publicis Groupe SA *	83	4		—	—		83	4
WPP PLC *	2,186	27		—	—		2,186	27
		$63			$—			$63
Aerospace & Defense - 0.05%
BAE Systems PLC *	3,144	14		—	—		3,144	14
Boeing Co/The *	1,287	96		—	—		1,287	96
European Aeronautic Defence and Space Co NV *	326	12		—	—		326	12
Exelis Inc *	345	3		—	—		345	3
Finmeccanica SpA (b),*	345	1		—	—		345	1
General Dynamics Corp *	604	40		—	—		604	40
Goodrich Corp *	27	3		—	—		27	3
L-3 Communications Holdings Inc *	231	17		—	—		231	17
Lockheed Martin Corp *	312	27		—	—		312	27
Northrop Grumman Corp *	312	20		—	—		312	20
Raytheon Co *	1,147	65		—	—		1,147	65
Rolls-Royce Holdings PLC (b),(c),*	2,275	31		—	—		2,275	31
Safran SA *	119	4		—	—		119	4
Thales SA *	78	3		—	—		78	3
United Technologies Corp *	2,505	189		—	—		2,505	189
		$525			$—			$525
Agriculture - 0.06%
Altria Group Inc *	1,984	68		—	—		1,984	68
Archer-Daniels-Midland Co *	100	3		—	—		100	3
British American Tobacco PLC *	1,251	63		—	—		1,251	63
Imperial Tobacco Group PLC *	672	26		—	—		672	26
Lorillard Inc *	219	29		—	—		219	29
Philip Morris International Inc *	3,572	312		—	—		3,572	312
Reynolds American Inc *	1,820	82		—	—		1,820	82
Swedish Match AB *	292	12		—	—		292	12
		$595			$—			$595
Airlines - 0.00%
Deutsche Lufthansa AG *	118	2		—	—		118	2
Southwest Airlines Co *	1,331	12		—	—		1,331	12
		$14			$—			$14
Apparel - 0.01%
Adidas AG *	144	10		—	—		144	10
Burberry Group PLC *	297	6		—	—		297	6

	Asset Allocation	Asset Allocation		SAM Balanced	SAM Balanced		Combined	Combined
	Account Shares	Account Value		Portfolio Shares	Portfolio Value		Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Held	(000	's)	Held	(000	's)	Held	(000	's)
Apparel (continued)
Christian Dior SA *	49	$7		— $	—		49	$7
Coach Inc *	354	21		—	—		354	21
Nike Inc *	453	40		—	—		453	40
Ralph Lauren Corp *	85	12		—	—		85	12
VF Corp *	354	47		—	—		354	47
		$143			$—			$143
Automobile Manufacturers - 0.02%
Bayerische Motoren Werke AG *	313	23		—	—		313	23
Daimler AG *	618	28		—	—		618	28
Fiat Industrial SpA *	641	6		—	—		641	6
Fiat SpA (b),*	729	4		—	—		729	4
Ford Motor Co *	734	7		—	—		734	7
PACCAR Inc *	423	17		—	—		423	17
Peugeot SA (b),*	142	1		—	—		142	1
Renault SA *	178	7		—	—		178	7
Scania AB *	260	4		—	—		260	4
Volkswagen AG *	27	4		—	—		27	4
Volvo AB - B Shares *	1,495	17		—	—		1,495	17
		$118			$—			$118
Automobile Parts & Equipment - 0.01%
Cie Generale des Etablissements Michelin *	205	14		—	—		205	14
Continental AG *	75	6		—	—		75	6
Johnson Controls Inc *	1,072	30		—	—		1,072	30
Nokian Renkaat OYJ *	112	4		—	—		112	4
		$54			$—			$54
Banks - 0.24%
Banco Bilbao Vizcaya Argentaria SA *	3,414	24		—	—		3,414	24
Banco de Sabadell SA *	1,212	2		—	—		1,212	2
Banco Popolare SC (b),*	1,435	2		—	—		1,435	2
Banco Popular Espanol SA *	793	2		—	—		793	2
Banco Santander SA *	6,591	44		—	—		6,591	44
Bank of America Corp *	20,402	167		—	—		20,402	167
Bank of East Asia Ltd *	4,411	16		—	—		4,411	16
Bank of New York Mellon Corp/The *	3,207	70		—	—		3,207	70
Barclays PLC *	10,171	26		—	—		10,171	26
BB&T Corp *	1,588	49		—	—		1,588	49
BNP Paribas SA *	817	31		—	—		817	31
BOC Hong Kong Holdings Ltd *	10,000	31		—	—		10,000	31
Capital One Financial Corp *	1,053	58		—	—		1,053	58
Citigroup Inc *	5,875	161		—	—		5,875	161
Comerica Inc *	405	12		—	—		405	12
Commerzbank AG (b),*	474	1		—	—		474	1
Credit Agricole SA (b),*	1,106	5		—	—		1,106	5
Credit Suisse Group AG (b),*	955	17		—	—		955	17
Danske Bank A/S (b),*	371	5		—	—		371	5
Deutsche Bank AG *	738	27		—	—		738	27
DNB ASA *	662	7		—	—		662	7
Erste Group Bank AG (b),*	156	3		—	—		156	3
Fifth Third Bancorp *	1,966	26		—	—		1,966	26
Goldman Sachs Group Inc/The *	1,604	154		—	—		1,604	154
Hang Seng Bank Ltd *	3,200	44		—	—		3,200	44
HSBC Holdings PLC *	9,798	86		—	—		9,798	86
Huntington Bancshares Inc/OH *	1,913	12		—	—		1,913	12
Intesa Sanpaolo SpA *	9,953	14		—	—		9,953	14
JP Morgan Chase & Co *	8,899	318		—	—		8,899	318
Julius Baer Group Ltd (b),*	178	6		—	—		178	6
KBC Groep NV *	80	2		—	—		80	2
KeyCorp *	1,994	15		—	—		1,994	15
Lloyds Banking Group PLC (b),*	29,737	15		—	—		29,737	15
M&T Bank Corp *	278	23		—	—		278	23
National Bank of Greece SA (b),*	432	1		—	—		432	1
Nordea Bank AB *	2,567	22		—	—		2,567	22
Northern Trust Corp *	231	11		—	—		231	11
PNC Financial Services Group Inc *	1,004	61		—	—		1,004	61
Regions Financial Corp *	2,684	18		—	—		2,684	18
Royal Bank of Scotland Group PLC (b),*	1,194	4		—	—		1,194	4
Skandinaviska Enskilda Banken AB *	1,124	7		—	—		1,124	7
Societe Generale SA (b),*	705	17		—	—		705	17
Standard Chartered PLC *	1,312	28		—	—		1,312	28
State Street Corp *	1,022	46		—	—		1,022	46
SunTrust Banks Inc *	1,109	27		—	—		1,109	27
Svenska Handelsbanken AB *	544	18		—	—		544	18
Swedbank AB *	598	9		—	—		598	9
UBS AG *	2,094	24		—	—		2,094	24
UniCredit SpA (b),*	1,555	6		—	—		1,555	6
Unione di Banche Italiane SCPA *	510	2		—	—		510	2
US Bancorp *	3,251	105		—	—		3,251	105

	Asset Allocation	Asset Allocation		SAM Balanced	SAM Balanced		Combined	Combined
	Account Shares	Account Value		Portfolio Shares	Portfolio Value		Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Held	(000	's)	Held	(000	's)	Held	(000	's)
Banks (continued)
Wells Fargo & Co *	10,128	$339		— $	—		10,128	$339
Zions Bancorporation *	295	6		—	—		295	6
		$2,226			$—			$2,226
Beverages - 0.09%
Anheuser-Busch InBev NV *	397	31		—	—		397	31
Beam Inc *	125	8		—	—		125	8
Brown-Forman Corp *	127	12		—	—		127	12
Coca-Cola Co/The *	3,862	302		—	—		3,862	302
Coca-Cola Enterprises Inc *	733	21		—	—		733	21
Constellation Brands Inc (b),*	501	14		—	—		501	14
DE Master Blenders 1753 NV (b),*	866	10		—	—		866	10
Diageo PLC *	1,669	43		—	—		1,669	43
Heineken NV *	353	18		—	—		353	18
Molson Coors Brewing Co *	431	18		—	—		431	18
PepsiCo Inc *	2,723	192		—	—		2,723	192
Pernod-Ricard SA *	174	19		—	—		174	19
SABMiller PLC *	907	36		—	—		907	36
		$724			$—			$724
Biotechnology - 0.04%
Amgen Inc *	2,059	150		—	—		2,059	150
Biogen Idec Inc (b),*	921	133		—	—		921	133
Celgene Corp (b),*	105	7		—	—		105	7
Gilead Sciences Inc (b),*	1,826	94		—	—		1,826	94
Life Technologies Corp (b),*	291	13		—	—		291	13
Novozymes A/S *	205	5		—	—		205	5
		$402			$—			$402
Building Materials - 0.01%
Cie de St-Gobain *	340	13		—	—		340	13
Eagle Materials Inc *	200	7		—	—		200	7
Fortune Brands Home & Security Inc (b),*	125	3		—	—		125	3
Geberit AG (b),*	48	9		—	—		48	9
Lafarge SA *	82	4		—	—		82	4
Louisiana-Pacific Corp (b),*	700	8		—	—		700	8
Masco Corp *	1,800	25		—	—		1,800	25
Owens Corning Inc (b),*	600	17		—	—		600	17
		$86			$—			$86
Chemicals - 0.06%
Air Liquide SA *	250	28		—	—		250	28
Air Products & Chemicals Inc *	175	14		—	—		175	14
Airgas Inc *	90	8		—	—		90	8
Akzo Nobel NV *	95	4		—	—		95	4
BASF SE *	844	59		—	—		844	59
Bayer AG *	609	44		—	—		609	44
CF Industries Holdings Inc *	163	32		—	—		163	32
Dow Chemical Co/The *	398	12		—	—		398	12
Ecolab Inc *	369	25		—	—		369	25
EI du Pont de Nemours & Co *	2,057	104		—	—		2,057	104
FMC Corp *	278	15		—	—		278	15
Georgia Gulf Corp *	200	5		—	—		200	5
Givaudan SA (b),*	8	8		—	—		8	8
International Flavors & Fragrances Inc *	127	7		—	—		127	7
Johnson Matthey PLC *	201	7		—	—		201	7
K+S AG *	126	6		—	—		126	6
Koninklijke DSM NV *	426	21		—	—		426	21
Lanxess AG *	79	5		—	—		79	5
Linde AG *	141	22		—	—		141	22
Lonza Group AG (b),*	39	2		—	—		39	2
Monsanto Co *	571	47		—	—		571	47
Mosaic Co/The *	72	4		—	—		72	4
PPG Industries Inc *	165	17		—	—		165	17
Praxair Inc *	579	63		—	—		579	63
Sherwin-Williams Co/The *	26	3		—	—		26	3
Sigma-Aldrich Corp *	90	7		—	—		90	7
Solvay SA *	16	2		—	—		16	2
Syngenta AG *	90	31		—	—		90	31
Yara International ASA *	154	7		—	—		154	7
		$609			$—			$609
Coal - 0.00%
Consol Energy Inc *	554	17		—	—		554	17
Peabody Energy Corp *	529	13		—	—		529	13
		$30			$—			$30
Commercial Services - 0.03%
Abertis Infraestructuras SA *	127	2		—	—		127	2
Aggreko PLC *	596	19		—	—		596	19
Atlantia SpA *	250	3		—	—		250	3
Automatic Data Processing Inc *	1,386	77		—	—		1,386	77
Capita PLC *	999	10		—	—		999	10

	Asset Allocation	Asset Allocation		SAM Balanced	SAM Balanced		Combined	Combined
	Account Shares	Account Value		Portfolio Shares	Portfolio Value		Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Held	(000	's)	Held	(000	's)	Held	(000	's)
Commercial Services (continued)
Edenred *	160	$5		— $	—		160	$5
Equifax Inc *	178	8		—	—		178	8
Experian PLC *	1,136	16		—	—		1,136	16
G4S PLC *	2,842	12		—	—		2,842	12
Iron Mountain Inc *	298	10		—	—		298	10
Mastercard Inc *	181	78		—	—		181	78
Moody's Corp *	234	9		—	—		234	9
Robert Half International Inc *	235	7		—	—		235	7
RR Donnelley & Sons Co *	699	8		—	—		699	8
SGS SA *	12	22		—	—		12	22
Sodexo *	105	8		—	—		105	8
Western Union Co/The *	1,464	25		—	—		1,464	25
		$319			$—			$319
Computers - 0.18%
Accenture PLC - Class A *	114	7		—	—		114	7
Apple Inc (b),*	1,673	977		—	—		1,673	977
AtoS *	31	2		—	—		31	2
Cap Gemini SA *	264	10		—	—		264	10
Cognizant Technology Solutions Corp (b),*	697	42		—	—		697	42
Dell Inc (b),*	2,995	37		—	—		2,995	37
EMC Corp/MA (b),*	3,963	101		—	—		3,963	101
Hewlett-Packard Co *	4,380	88		—	—		4,380	88
International Business Machines Corp *	2,039	399		—	—		2,039	399
Lexmark International Inc *	176	5		—	—		176	5
NetApp Inc (b),*	825	26		—	—		825	26
SanDisk Corp (b),*	384	14		—	—		384	14
Teradata Corp (b),*	344	25		—	—		344	25
		$1,733			$—			$1,733
Consumer Products - 0.02%
ACCO Brands Corp (b),*	349	4		—	—		349	4
Avery Dennison Corp *	178	5		—	—		178	5
Clorox Co/The *	792	57		—	—		792	57
Henkel AG & Co KGaA *	126	7		—	—		126	7
Husqvarna AB *	321	1		—	—		321	1
Kimberly-Clark Corp *	988	83		—	—		988	83
Reckitt Benckiser Group PLC *	341	18		—	—		341	18
		$175			$—			$175
Cosmetics & Personal Care - 0.05%
Avon Products Inc *	418	7		—	—		418	7
Beiersdorf AG *	84	5		—	—		84	5
Colgate-Palmolive Co *	702	73		—	—		702	73
Estee Lauder Cos Inc/The *	96	5		—	—		96	5
L'Oreal SA *	135	16		—	—		135	16
Procter & Gamble Co/The *	6,038	370		—	—		6,038	370
		$476			$—			$476
Distribution & Wholesale - 0.01%
Genuine Parts Co *	388	23		—	—		388	23
Li & Fung Ltd *	12,000	23		—	—		12,000	23
Watsco Inc *	200	15		—	—		200	15
Wolseley PLC *	210	8		—	—		210	8
		$69			$—			$69
Diversified Financial Services - 0.05%
American Express Co *	1,284	75		—	—		1,284	75
BlackRock Inc *	43	7		—	—		43	7
Charles Schwab Corp/The *	456	6		—	—		456	6
CME Group Inc *	127	34		—	—		127	34
Deutsche Boerse AG *	142	8		—	—		142	8
Discover Financial Services *	1,602	55		—	—		1,602	55
E*Trade Financial Corp (b),*	72	1		—	—		72	1
Federated Investors Inc *	182	4		—	—		182	4
Franklin Resources Inc *	247	27		—	—		247	27
Hong Kong Exchanges and Clearing Ltd *	2,821	41		—	—		2,821	41
Janus Capital Group Inc *	274	2		—	—		274	2
Legg Mason Inc *	386	10		—	—		386	10
NASDAQ OMX Group Inc/The *	339	8		—	—		339	8
NYSE Euronext *	490	12		—	—		490	12
Old Mutual PLC *	4,084	10		—	—		4,084	10
SLM Corp *	1,194	19		—	—		1,194	19
T Rowe Price Group Inc *	228	14		—	—		228	14
Visa Inc *	914	113		—	—		914	113
		$446			$—			$446
Electric - 0.11%
AES Corp/The (b),*	1,054	14		—	—		1,054	14
Ameren Corp *	983	33		—	—		983	33
American Electric Power Co Inc *	783	31		—	—		783	31
CLP Holdings Ltd *	5,000	43		—	—		5,000	43
Consolidated Edison Inc *	440	27		—	—		440	27

	Asset Allocation	Asset Allocation		SAM Balanced	SAM Balanced		Combined	Combined
	Account Shares	Account Value		Portfolio Shares	Portfolio Value		Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Held	(000	's)	Held	(000	's)	Held	(000	's)
Electric (continued)
Dominion Resources Inc/VA *	1,395	$75		— $	—		1,395	$75
DTE Energy Co *	440	26		—	—		440	26
Duke Energy Corp *	1,930	45		—	—		1,930	45
E.ON AG *	1,513	33		—	—		1,513	33
Edison International *	536	25		—	—		536	25
EDP - Energias de Portugal SA *	1,725	4		—	—		1,725	4
Electricite de France SA *	238	5		—	—		238	5
Enel SpA *	6,358	21		—	—		6,358	21
Entergy Corp *	440	30		—	—		440	30
Exelon Corp *	1,459	55		—	—		1,459	55
FirstEnergy Corp *	711	35		—	—		711	35
Fortum OYJ *	445	8		—	—		445	8
GDF Suez *	968	23		—	—		968	23
Iberdrola SA *	3,639	17		—	—		3,639	17
Integrys Energy Group Inc *	705	40		—	—		705	40
International Power PLC/United Kingdom *	959	6		—	—		959	6
NextEra Energy Inc *	683	47		—	—		683	47
Northeast Utilities *	708	27		—	—		708	27
NRG Energy Inc (b),*	883	15		—	—		883	15
Pepco Holdings Inc *	264	5		—	—		264	5
PG&E Corp *	536	24		—	—		536	24
Pinnacle West Capital Corp *	175	9		—	—		175	9
Power Assets Holdings Ltd *	4,000	30		—	—		4,000	30
PPL Corp *	636	18		—	—		636	18
Progress Energy Inc *	608	37		—	—		608	37
Public Service Enterprise Group Inc *	811	26		—	—		811	26
Red Electrica Corp SA *	122	5		—	—		122	5
RWE AG *	505	21		—	—		505	21
SCANA Corp *	175	8		—	—		175	8
Southern Co/The *	1,922	89		—	—		1,922	89
SSE PLC *	714	16		—	—		714	16
Terna Rete Elettrica Nazionale SpA *	1,084	4		—	—		1,084	4
Verbund AG *	70	2		—	—		70	2
Wisconsin Energy Corp *	986	39		—	—		986	39
Xcel Energy Inc *	1,083	31		—	—		1,083	31
		$1,049			$—			$1,049
Electrical Components & Equipment - 0.01%
Emerson Electric Co *	1,475	69		—	—		1,475	69
Legrand SA *	93	3		—	—		93	3
Molex Inc *	189	4		—	—		189	4
Schneider Electric SA *	413	23		—	—		413	23
Vestas Wind Systems A/S (b),*	188	1		—	—		188	1
		$100			$—			$100
Electronics - 0.03%
Agilent Technologies Inc *	593	23		—	—		593	23
Amphenol Corp *	310	17		—	—		310	17
Honeywell International Inc *	1,882	105		—	—		1,882	105
Jabil Circuit Inc *	351	7		—	—		351	7
Koninklijke Philips Electronics NV *	991	20		—	—		991	20
Thermo Fisher Scientific Inc *	799	42		—	—		799	42
Tyco International Ltd *	1,331	70		—	—		1,331	70
		$284			$—			$284
Engineering & Construction - 0.01%
ABB Ltd (b),*	1,724	28		—	—		1,724	28
ACS Actividades de Construccion y Servicios SA *	153	3		—	—		153	3
Aeroports de Paris *	14	1		—	—		14	1
Aker Solutions ASA *	118	2		—	—		118	2
Bouygues SA *	181	5		—	—		181	5
Ferrovial SA *	414	5		—	—		414	5
Jacobs Engineering Group Inc (b),*	250	10		—	—		250	10
Kvaerner ASA *	118	—		—	—		118	—
Skanska AB *	201	3		—	—		201	3
Vinci SA *	351	16		—	—		351	16
		$73			$—			$73
Environmental Control - 0.01%
Republic Services Inc *	649	17		—	—		649	17
Stericycle Inc (b),*	91	8		—	—		91	8
Waste Management Inc *	1,184	40		—	—		1,184	40
		$65			$—			$65
Food - 0.09%
Associated British Foods PLC *	259	5		—	—		259	5
Campbell Soup Co *	365	12		—	—		365	12
Carrefour SA *	397	7		—	—		397	7
ConAgra Foods Inc *	1,531	40		—	—		1,531	40
Danone SA *	520	32		—	—		520	32
Delhaize Group SA *	96	4		—	—		96	4
Distribuidora Internacional de Alimentacion SA (b),*	397	2		—	—		397	2

	Asset Allocation	Asset Allocation		SAM Balanced	SAM Balanced		Combined	Combined
	Account Shares	Account Value		Portfolio Shares	Portfolio Value		Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Held	(000	's)	Held	(000	's)	Held	(000	's)
Food (continued)
General Mills Inc *	1,776	$68		— $	—		1,776	$68
Hillshire Brands Co *	173	5		—	—		173	5
HJ Heinz Co *	886	48		—	—		886	48
Kellogg Co *	738	36		—	—		738	36
Koninklijke Ahold NV *	1,195	15		—	—		1,195	15
Kraft Foods Inc *	1,907	74		—	—		1,907	74
Kroger Co/The *	1,292	30		—	—		1,292	30
Nestle SA *	2,161	129		—	—		2,161	129
Safeway Inc *	2,328	42		—	—		2,328	42
Suedzucker AG *	73	3		—	—		73	3
SUPERVALU Inc *	600	3		—	—		600	3
Sysco Corp *	870	26		—	—		870	26
TESCO PLC *	5,941	29		—	—		5,941	29
Tyson Foods Inc *	977	18		—	—		977	18
Unilever NV - CVA *	936	31		—	—		936	31
Unilever PLC *	827	28		—	—		827	28
Whole Foods Market Inc *	1,372	131		—	—		1,372	131
WM Morrison Supermarkets PLC *	2,530	11		—	—		2,530	11
		$829			$—			$829
Food Service - 0.00%
Compass Group PLC *	1,645	17		—	—		1,645	17

Forest Products & Paper - 0.01%
Deltic Timber Corp *	100	6		—	—		100	6
International Paper Co *	211	6		—	—		211	6
MeadWestvaco Corp *	1,060	31		—	—		1,060	31
Stora Enso OYJ *	107	1		—	—		107	1
Svenska Cellulosa AB *	200	3		—	—		200	3
UPM-Kymmene OYJ *	480	5		—	—		480	5
		$52			$—			$52
Gas - 0.02%
CenterPoint Energy Inc *	1,079	22		—	—		1,079	22
Centrica PLC *	4,484	22		—	—		4,484	22
Enagas SA *	173	3		—	—		173	3
Hong Kong & China Gas Co Ltd *	12,100	26		—	—		12,100	26
National Grid PLC *	2,219	24		—	—		2,219	24
NiSource Inc *	440	11		—	—		440	11
Sempra Energy *	529	36		—	—		529	36
Snam SpA *	1,089	5		—	—		1,089	5
		$149			$—			$149
Hand & Machine Tools - 0.00%
Sandvik AB *	808	10		—	—		808	10
Schindler Holding AG - PC *	51	6		—	—		51	6
Stanley Black & Decker Inc *	336	22		—	—		336	22
		$38			$—			$38
Healthcare - Products - 0.04%
Baxter International Inc *	770	41		—	—		770	41
Becton Dickinson and Co *	364	27		—	—		364	27
Boston Scientific Corp (b),*	2,319	13		—	—		2,319	13
CareFusion Corp (b),*	336	9		—	—		336	9
Cie Generale d'Optique Essilor International SA *	219	21		—	—		219	21
CR Bard Inc *	225	24		—	—		225	24
Fresenius SE & Co KGaA *	109	11		—	—		109	11
Intuitive Surgical Inc (b),*	81	45		—	—		81	45
Luxottica Group SpA *	93	3		—	—		93	3
Medtronic Inc *	1,607	62		—	—		1,607	62
Patterson Cos Inc *	254	9		—	—		254	9
QIAGEN NV (b),*	233	4		—	—		233	4
Smith & Nephew PLC *	1,226	12		—	—		1,226	12
Sonova Holding AG (b),*	65	6		—	—		65	6
St Jude Medical Inc *	806	32		—	—		806	32
Stryker Corp *	531	29		—	—		531	29
Varian Medical Systems Inc (b),*	338	21		—	—		338	21
Zimmer Holdings Inc *	342	22		—	—		342	22
		$391			$—			$391
Healthcare - Services - 0.03%
Aetna Inc *	509	20		—	—		509	20
Cigna Corp *	648	29		—	—		648	29
Coventry Health Care Inc *	200	6		—	—		200	6
DaVita Inc (b),*	225	22		—	—		225	22
Fresenius Medical Care AG & Co KGaA *	201	14		—	—		201	14
Humana Inc *	200	15		—	—		200	15
Laboratory Corp of America Holdings (b),*	338	31		—	—		338	31
Quest Diagnostics Inc *	254	15		—	—		254	15
Tenet Healthcare Corp (b),*	1,525	8		—	—		1,525	8
UnitedHealth Group Inc *	936	55		—	—		936	55

	Asset Allocation	Asset Allocation		SAM Balanced	SAM Balanced		Combined	Combined
	Account Shares	Account Value		Portfolio Shares Portfolio Value			Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Held	(000	's)	Held	(000	's)	Held	(000	's)
Healthcare - Services (continued)
WellPoint Inc *	436	$28		— $	—		436	$28
		$243			$—			$243
Holding Companies - Diversified - 0.01%
Groupe Bruxelles Lambert SA *	197	13		—	—		197	13
Hutchison Whampoa Ltd *	6,000	52		—	—		6,000	52
LVMH Moet Hennessy Louis Vuitton SA *	167	26		—	—		167	26
Swire Pacific Ltd *	2,000	23		—	—		2,000	23
Wharf Holdings Ltd *	3,300	18		—	—		3,300	18
		$132			$—			$132
Home Builders - 0.06%
DR Horton Inc *	5,658	104		—	—		5,658	104
KB Home *	1,400	14		—	—		1,400	14
Lennar Corp *	3,278	101		—	—		3,278	101
MDC Holdings Inc *	800	26		—	—		800	26
Meritage Homes Corp (b),*	600	20		—	—		600	20
NVR Inc (b),*	100	85		—	—		100	85
Pulte Group Inc (b),*	6,500	70		—	—		6,500	70
Ryland Group Inc/The *	700	18		—	—		700	18
Standard Pacific Corp (b),*	5,900	37		—	—		5,900	37
Toll Brothers Inc (b),*	2,700	80		—	—		2,700	80
		$555			$—			$555
Home Furnishings - 0.00%
Electrolux AB *	200	4		—	—		200	4
Harman International Industries Inc *	108	4		—	—		108	4
Whirlpool Corp *	64	4		—	—		64	4
		$12			$—			$12
Housewares - 0.00%
Newell Rubbermaid Inc *	260	5		—	—		260	5

ACE Insurance Ltd * - 0.08%	400	30		—	—		400	30
Admiral Group PLC *	254	5		—	—		254	5
Aegon NV *	1,388	6		—	—		1,388	6
Aflac Inc *	390	17		—	—		390	17
Ageas *	1,901	4		—	—		1,901	4
AIA Group Ltd *	18,400	64		—	—		18,400	64
Allianz SE *	285	29		—	—		285	29
Allstate Corp/The *	634	22		—	—		634	22
American International Group Inc (b),*	200	6		—	—		200	6
Aon PLC *	394	18		—	—		394	18
Assicurazioni Generali SpA *	1,940	26		—	—		1,940	26
Aviva PLC *	2,675	11		—	—		2,675	11
AXA SA *	1,380	18		—	—		1,380	18
Berkshire Hathaway Inc - Class B (b),*	1,578	132		—	—		1,578	132
Chubb Corp/The *	1,126	82		—	—		1,126	82
Genworth Financial Inc (b),*	600	3		—	—		600	3
Hartford Financial Services Group Inc *	520	9		—	—		520	9
ING Groep NV (b),*	3,371	23		—	—		3,371	23
Legal & General Group PLC *	4,570	9		—	—		4,570	9
Lincoln National Corp *	380	8		—	—		380	8
Loews Corp *	407	17		—	—		407	17
Marsh & McLennan Cos Inc *	634	20		—	—		634	20
MetLife Inc *	1,047	32		—	—		1,047	32
Muenchener Rueckversicherungs AG *	164	23		—	—		164	23
Progressive Corp/The *	874	18		—	—		874	18
Prudential Financial Inc *	590	29		—	—		590	29
Prudential PLC *	2,121	25		—	—		2,121	25
Resolution Ltd *	1,236	4		—	—		1,236	4
RSA Insurance Group PLC *	3,229	6		—	—		3,229	6
Sampo OYJ *	659	17		—	—		659	17
Standard Life PLC *	2,117	8		—	—		2,117	8
Swiss Re AG (b),*	100	6		—	—		100	6
Travelers Cos Inc/The *	534	34		—	—		534	34
Unum Group *	447	9		—	—		447	9
XL Group PLC *	427	9		—	—		427	9
Zurich Insurance Group AG (b),*	103	23		—	—		103	23
		$802			$—			$802
Internet - 0.06%
Amazon.com Inc (b),*	551	126		—	—		551	126
eBay Inc (b),*	2,016	85		—	—		2,016	85
Expedia Inc *	164	8		—	—		164	8
Google Inc (b),*	448	260		—	—		448	260
priceline.com Inc (b),*	88	58		—	—		88	58
Symantec Corp (b),*	1,753	26		—	—		1,753	26
TripAdvisor Inc (b),*	164	7		—	—		164	7
Yahoo! Inc (b),*	2,217	35		—	—		2,217	35
		$605			$—			$605

	Asset Allocation	Asset Allocation		SAM Balanced	SAM Balanced		Combined	Combined
	Account Shares	Account Value		Portfolio Shares Portfolio Value			Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Held	(000	's)	Held	(000	's)	Held	(000	's)
Investment Companies - 0.00%
Investor AB *	536	$10		— $	—		536	$10

Iron & Steel - 0.00%
Allegheny Technologies Inc *	33	1		—	—		33	1
ArcelorMittal *	796	12		—	—		796	12
Cliffs Natural Resources Inc *	276	14		—	—		276	14
Nucor Corp *	157	6		—	—		157	6
Salzgitter AG *	14	1		—	—		14	1
ThyssenKrupp AG *	137	2		—	—		137	2
United States Steel Corp *	54	1		—	—		54	1
Voestalpine AG *	96	2		—	—		96	2
		$39			$—			$39
Leisure Products & Services - 0.00%
Carnival PLC *	241	8		—	—		241	8

Lodging - 0.01%
Accor SA *	203	6		—	—		203	6
InterContinental Hotels Group PLC *	357	9		—	—		357	9
Sands China Ltd *	7,600	24		—	—		7,600	24
Starwood Hotels & Resorts Worldwide Inc *	526	28		—	—		526	28
Whitbread PLC *	250	8		—	—		250	8
Wynn Resorts Ltd *	21	2		—	—		21	2
		$77			$—			$77
Machinery - Construction & Mining - 0.02%
Atlas Copco AB - A Shares *	562	12		—	—		562	12
Atlas Copco AB - B Shares *	336	6		—	—		336	6
Caterpillar Inc *	1,789	152		—	—		1,789	152
		$170			$—			$170
Machinery - Diversified - 0.01%
Alstom SA *	193	6		—	—		193	6
Cummins Inc *	184	18		—	—		184	18
Deere & Co *	503	41		—	—		503	41
Hexagon AB *	200	4		—	—		200	4
Kone OYJ *	138	8		—	—		138	8
Metso OYJ *	96	3		—	—		96	3
Weir Group PLC/The *	349	8		—	—		349	8
Xylem Inc/NY *	345	9		—	—		345	9
		$97			$—			$97
Media - 0.10%
AMC Networks Inc (b),*	108	4		—	—		108	4
British Sky Broadcasting Group PLC *	740	8		—	—		740	8
Cablevision Systems Corp *	435	6		—	—		435	6
CBS Corp *	1,245	41		—	—		1,245	41
Comcast Corp - Class A *	5,907	189		—	—		5,907	189
DIRECTV (b),*	1,862	91		—	—		1,862	91
Discovery Communications Inc - A Shares (b),*	463	25		—	—		463	25
Gannett Co Inc *	285	4		—	—		285	4
ITV PLC *	2,467	3		—	—		2,467	3
McGraw-Hill Cos Inc/The *	496	22		—	—		496	22
Modern Times Group AB *	37	2		—	—		37	2
News Corp - Class A *	4,179	93		—	—		4,179	93
Reed Elsevier NV *	966	11		—	—		966	11
Reed Elsevier PLC *	1,680	14		—	—		1,680	14
Scripps Networks Interactive Inc *	254	14		—	—		254	14
Societe Television Francaise 1 *	90	1		—	—		90	1
Time Warner Cable Inc *	699	57		—	—		699	57
Time Warner Inc *	3,187	123		—	—		3,187	123
Viacom Inc *	1,421	67		—	—		1,421	67
Walt Disney Co/The *	3,389	164		—	—		3,389	164
		$939			$—			$939
Metal Fabrication & Hardware - 0.01%
Assa Abloy AB *	271	7		—	—		271	7
Precision Castparts Corp *	365	60		—	—		365	60
SKF AB *	291	6		—	—		291	6
Tenaris SA *	402	7		—	—		402	7
Vallourec SA *	73	3		—	—		73	3
		$83			$—			$83
Mining - 0.03%
Alcoa Inc *	522	5		—	—		522	5
Anglo American PLC *	951	31		—	—		951	31
Antofagasta PLC *	255	4		—	—		255	4
BHP Billiton PLC *	1,585	45		—	—		1,585	45
Freeport-McMoRan Copper & Gold Inc *	1,824	62		—	—		1,824	62
Kazakhmys PLC *	218	3		—	—		218	3
Lonmin PLC *	147	2		—	—		147	2
Newmont Mining Corp *	954	46		—	—		954	46
Norsk Hydro ASA *	956	4		—	—		956	4

	Asset Allocation	Asset Allocation		SAM Balanced	SAM Balanced		Combined	Combined
	Account Shares	Account Value		Portfolio Shares Portfolio Value			Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Held	(000	's)	Held	(000	's)	Held	(000	's)
Mining (continued)
Randgold Resources Ltd *	82	$7		— $	—		82	$7
Rio Tinto PLC *	1,038	49		—	—		1,038	49
Umicore SA *	116	6		—	—		116	6
Vedanta Resources PLC *	123	2		—	—		123	2
Vulcan Materials Co *	65	3		—	—		65	3
Xstrata PLC *	1,994	25		—	—		1,994	25
		$294			$—			$294
Miscellaneous Manufacturing - 0.07%
3M Co *	1,029	92		—	—		1,029	92
Alfa Laval AB *	342	6		—	—		342	6
Danaher Corp *	1,417	74		—	—		1,417	74
Eaton Corp *	424	17		—	—		424	17
General Electric Co *	13,796	287		—	—		13,796	287
Illinois Tool Works Inc *	1,529	81		—	—		1,529	81
ITT Corp *	172	3		—	—		172	3
Leggett & Platt Inc *	127	3		—	—		127	3
Orkla ASA *	638	5		—	—		638	5
Siemens AG *	582	49		—	—		582	49
Smiths Group PLC *	367	6		—	—		367	6
Textron Inc *	423	10		—	—		423	10
Wartsila OYJ Abp *	139	4		—	—		139	4
		$637			$—			$637
Office & Business Equipment - 0.00%
Pitney Bowes Inc *	689	10		—	—		689	10
Xerox Corp *	2,374	19		—	—		2,374	19
		$29			$—			$29
Oil & Gas - 0.23%
Anadarko Petroleum Corp *	907	60		—	—		907	60
Apache Corp *	969	85		—	—		969	85
BG Group PLC *	1,949	40		—	—		1,949	40
BP PLC *	11,853	79		—	—		11,853	79
Cairn Energy PLC (b),*	453	2		—	—		453	2
Chesapeake Energy Corp *	1,893	35		—	—		1,893	35
Chevron Corp *	3,222	340		—	—		3,222	340
ConocoPhillips *	2,599	145		—	—		2,599	145
Denbury Resources Inc (b),*	1,108	17		—	—		1,108	17
Devon Energy Corp *	888	52		—	—		888	52
Diamond Offshore Drilling Inc *	227	13		—	—		227	13
Eni SpA *	2,073	44		—	—		2,073	44
EOG Resources Inc *	525	47		—	—		525	47
Exxon Mobil Corp *	7,020	601		—	—		7,020	601
Galp Energia SGPS SA *	200	3		—	—		200	3
Hess Corp *	570	25		—	—		570	25
Marathon Oil Corp *	1,414	36		—	—		1,414	36
Marathon Petroleum Corp *	707	32		—	—		707	32
Murphy Oil Corp *	216	11		—	—		216	11
Newfield Exploration Co (b),*	227	7		—	—		227	7
Noble Corp (b),*	554	18		—	—		554	18
Noble Energy Inc *	188	16		—	—		188	16
Occidental Petroleum Corp *	1,439	123		—	—		1,439	123
Phillips 66 (b),*	1,299	43		—	—		1,299	43
Pioneer Natural Resources Co *	227	20		—	—		227	20
Repsol YPF SA *	237	4		—	—		237	4
Royal Dutch Shell PLC - A Shares *	2,290	77		—	—		2,290	77
Royal Dutch Shell PLC - B Shares *	1,743	61		—	—		1,743	61
Southwestern Energy Co (b),*	1,014	32		—	—		1,014	32
Statoil ASA *	959	23		—	—		959	23
Total SA *	1,444	65		—	—		1,444	65
Transocean Ltd/Switzerland *	234	10		—	—		234	10
Tullow Oil PLC *	678	16		—	—		678	16
Valero Energy Corp *	1,281	31		—	—		1,281	31
WPX Energy Inc (b),*	553	9		—	—		553	9
		$2,222			$—			$2,222
Oil & Gas Services - 0.04%
Amec PLC *	280	4		—	—		280	4
Baker Hughes Inc *	898	37		—	—		898	37
Cameron International Corp (b),*	673	29		—	—		673	29
Cie Generale de Geophysique - Veritas (b),*	121	3		—	—		121	3
FMC Technologies Inc (b),*	554	22		—	—		554	22
Fugro NV *	46	3		—	—		46	3
Halliburton Co *	1,920	55		—	—		1,920	55
National Oilwell Varco Inc *	883	57		—	—		883	57
Petrofac Ltd *	247	5		—	—		247	5
Saipem SpA *	204	9		—	—		204	9
Schlumberger Ltd *	2,549	165		—	—		2,549	165
Subsea 7 SA *	201	4		—	—		201	4
Technip SA *	75	8		—	—		75	8

	Asset Allocation	Asset Allocation		SAM Balanced	SAM Balanced		Combined	Combined
	Account Shares	Account Value		Portfolio Shares Portfolio Value			Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Held	(000	's)	Held	(000	's)	Held	(000	's)
Oil & Gas Services (continued)
Veripos Inc (b),(c),(d),*	20	$—		— $	—		20	$—
		$401			$—			$401

Packaging Ball Corp * & Containers - 0.00%	180	7		—	—		180	7
Owens-Illinois Inc (b),*	86	2		—	—		86	2
Rexam PLC *	230	2		—	—		230	2
Sealed Air Corp *	94	1		—	—		94	1
		$12			$—			$12
Pharmaceuticals - 0.20%
Abbott Laboratories *	3,051	197		—	—		3,051	197
Actelion Ltd (b),*	79	3		—	—		79	3
Allergan Inc/United States *	710	66		—	—		710	66
AmerisourceBergen Corp *	515	20		—	—		515	20
AstraZeneca PLC *	943	42		—	—		943	42
Bristol-Myers Squibb Co *	5,547	199		—	—		5,547	199
Cardinal Health Inc *	424	18		—	—		424	18
Eli Lilly & Co *	1,460	63		—	—		1,460	63
Express Scripts Holding Co (b),*	1,497	84		—	—		1,497	84
GlaxoSmithKline PLC *	3,502	80		—	—		3,502	80
Johnson & Johnson *	5,236	354		—	—		5,236	354
McKesson Corp *	343	32		—	—		343	32
Mead Johnson Nutrition Co *	540	43		—	—		540	43
Merck & Co Inc *	5,024	210		—	—		5,024	210
Merck KGaA *	48	5		—	—		48	5
Novartis AG *	1,579	88		—	—		1,579	88
Novo Nordisk A/S *	254	37		—	—		254	37
Pfizer Inc *	11,479	264		—	—		11,479	264
Roche Holding AG *	394	68		—	—		394	68
Sanofi *	768	58		—	—		768	58
Shire PLC *	432	12		—	—		432	12
		$1,943			$—			$1,943
Pipelines - 0.01%
ONEOK Inc *	200	8		—	—		200	8
Spectra Energy Corp *	781	23		—	—		781	23
Williams Cos Inc/The *	1,660	48		—	—		1,660	48
		$79			$—			$79
Publicly Traded Investment Fund - 0.16%
SPDR S&P MidCap 400 ETF Trust *	37	7		—	—		37	7
Technology Select Sector SPDR Fund *	12,000	345		—	—		12,000	345
United States Natural Gas Fund LP (b),*	58,900	1,136		—	—		58,900	1,136
		$1,488			$—			$1,488
Real Estate - 0.02%
Cheung Kong Holdings Ltd *	4,000	49		—	—		4,000	49
Hang Lung Group Ltd *	2,000	12		—	—		2,000	12
Hang Lung Properties Ltd *	6,000	21		—	—		6,000	21
Henderson Land Development Co Ltd *	3,061	17		—	—		3,061	17
IMMOFINANZ AG *	680	2		—	—		680	2
Kerry Properties Ltd *	2,000	9		—	—		2,000	9
New World Development Co Ltd *	7,439	9		—	—		7,439	9
Sino Land Co Ltd *	6,895	11		—	—		6,895	11
Sun Hung Kai Properties Ltd *	3,100	37		—	—		3,100	37
Swire Properties Ltd *	1,400	4		—	—		1,400	4
Wheelock & Co Ltd *	3,000	11		—	—		3,000	11
		$182			$—			$182
REITS - 0.06%
American Tower Corp *	2,168	152		—	—		2,168	152
AvalonBay Communities Inc *	200	28		—	—		200	28
Boston Properties Inc *	300	32		—	—		300	32
British Land Co PLC *	696	6		—	—		696	6
Capital Shopping Centres Group PLC *	439	2		—	—		439	2
Corio NV *	47	2		—	—		47	2
Equity Residential *	500	31		—	—		500	31
Fonciere Des Regions *	21	1		—	—		21	1
Gecina SA *	15	1		—	—		15	1
Hammerson PLC *	556	4		—	—		556	4
HCP Inc *	700	31		—	—		700	31
Health Care REIT Inc *	300	17		—	—		300	17
Host Hotels & Resorts Inc *	1,400	22		—	—		1,400	22
ICADE *	14	1		—	—		14	1
Kimco Realty Corp *	800	15		—	—		800	15
Klepierre *	75	2		—	—		75	2
Land Securities Group PLC *	604	7		—	—		604	7
Link REIT/The *	5,746	24		—	—		5,746	24
Prologis Inc *	800	27		—	—		800	27
Public Storage *	200	29		—	—		200	29
Segro PLC *	584	2		—	—		584	2
Simon Property Group Inc *	500	78		—	—		500	78

	Asset Allocation	Asset Allocation		SAM Balanced	SAM Balanced		Combined	Combined
	Account Shares	Account Value		Portfolio Shares Portfolio Value			Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Held	(000	's)	Held	(000	's)	Held	(000	's)
REITS (continued)
Unibail-Rodamco SE *	63	$12		— $	—		63	$12
Ventas Inc *	500	32		—	—		500	32
Vornado Realty Trust *	300	25		—	—		300	25
Weyerhaeuser Co *	1,100	25		—	—		1,100	25
		$608			$—			$608
Retail - 0.15%
Abercrombie & Fitch Co *	148	5		—	—		148	5
AutoZone Inc (b),*	116	43		—	—		116	43
Bed Bath & Beyond Inc (b),*	505	31		—	—		505	31
Best Buy Co Inc *	372	8		—	—		372	8
CarMax Inc (b),*	328	8		—	—		328	8
Cie Financiere Richemont SA *	352	19		—	—		352	19
Costco Wholesale Corp *	590	56		—	—		590	56
CVS Caremark Corp *	1,757	82		—	—		1,757	82
Esprit Holdings Ltd *	2,289	3		—	—		2,289	3
Family Dollar Stores Inc *	127	8		—	—		127	8
GameStop Corp *	194	4		—	—		194	4
Gap Inc/The *	434	12		—	—		434	12
Hennes & Mauritz AB *	740	27		—	—		740	27
Home Depot Inc/The *	2,462	130		—	—		2,462	130
Inditex SA *	167	17		—	—		167	17
JC Penney Co Inc *	196	5		—	—		196	5
Kingfisher PLC *	1,770	8		—	—		1,770	8
Kohl's Corp *	480	22		—	—		480	22
Lowe's Cos Inc *	1,753	50		—	—		1,753	50
Ltd Brands Inc *	444	19		—	—		444	19
Macy's Inc *	557	19		—	—		557	19
Marks & Spencer Group PLC *	2,131	11		—	—		2,131	11
McDonald's Corp *	2,299	204		—	—		2,299	204
Next PLC *	193	10		—	—		193	10
Nordstrom Inc *	201	10		—	—		201	10
Orchard Supply Hardware Stores Corp (b),*	7	—		—	—		7	—
O'Reilly Automotive Inc (b),*	198	17		—	—		198	17
PPR *	54	8		—	—		54	8
Ross Stores Inc *	396	25		—	—		396	25
Sears Holdings Corp (b),*	163	10		—	—		163	10
Staples Inc *	717	9		—	—		717	9
Starbucks Corp *	1,878	100		—	—		1,878	100
Swatch Group AG/The - BR *	23	9		—	—		23	9
Target Corp *	983	57		—	—		983	57
Tiffany & Co *	164	9		—	—		164	9
TJX Cos Inc *	1,456	62		—	—		1,456	62
Urban Outfitters Inc (b),*	164	4		—	—		164	4
Walgreen Co *	984	29		—	—		984	29
Wal-Mart Stores Inc *	2,640	184		—	—		2,640	184
Yum! Brands Inc *	1,892	122		—	—		1,892	122
		$1,456			$—			$1,456
Savings & Loans - 0.00%
People's United Financial Inc *	1,057	12		—	—		1,057	12

Semiconductors - 0.12%
Advanced Micro Devices Inc (b),*	150	1		—	—		150	1
Altera Corp *	833	28		—	—		833	28
Analog Devices Inc *	736	28		—	—		736	28
Applied Materials Inc *	6,298	72		—	—		6,298	72
ARM Holdings PLC *	1,520	12		—	—		1,520	12
ASML Holding NV *	444	23		—	—		444	23
Broadcom Corp (b),*	1,330	45		—	—		1,330	45
First Solar Inc (b),*	13	—		—	—		13	—
Infineon Technologies AG *	1,937	13		—	—		1,937	13
Intel Corp *	20,489	546		—	—		20,489	546
KLA-Tencor Corp *	724	36		—	—		724	36
Lam Research Corp (b),*	449	17		—	—		449	17
Linear Technology Corp *	558	18		—	—		558	18
LSI Corp (b),*	1,434	9		—	—		1,434	9
MEMC Electronic Materials Inc (b),*	90	—		—	—		90	—
Microchip Technology Inc *	453	15		—	—		453	15
Micron Technology Inc (b),*	2,288	15		—	—		2,288	15
NVIDIA Corp (b),*	2,383	33		—	—		2,383	33
Qualcomm Inc *	2,825	157		—	—		2,825	157
Renewable Energy Corp ASA (b),*	200	—		—	—		200	—
Texas Instruments Inc *	3,168	91		—	—		3,168	91
Xilinx Inc *	608	20		—	—		608	20
		$1,179			$—			$1,179
Shipbuilding - 0.00%
Huntington Ingalls Industries Inc (b),*	60	2		—	—		60	2

	Asset Allocation	Asset Allocation		SAM Balanced	SAM Balanced		Combined	Combined
	Account Shares	Account Value		Portfolio Shares Portfolio Value			Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Held	(000	's)	Held	(000	's)	Held	(000	's)
Software - 0.09%
Adobe Systems Inc (b),*	985	$32		— $	—		985	$32
Cerner Corp (b),*	350	29		—	—		350	29
Citrix Systems Inc (b),*	425	36		—	—		425	36
Dassault Systemes SA *	60	6		—	—		60	6
Dun & Bradstreet Corp/The *	53	4		—	—		53	4
Intuit Inc *	936	55		—	—		936	55
Microsoft Corp *	12,699	388		—	—		12,699	388
Oracle Corp *	6,206	184		—	—		6,206	184
Sage Group PLC/The *	1,121	5		—	—		1,121	5
Salesforce.com Inc (b),*	280	39		—	—		280	39
SAP AG *	571	34		—	—		571	34
		$812			$—			$812
Telecommunications - 0.13%
Alcatel-Lucent/France (b),*	4,658	8		—	—		4,658	8
AT&T Inc *	9,180	327		—	—		9,180	327
BT Group PLC *	3,105	10		—	—		3,105	10
CenturyLink Inc *	2,338	92		—	—		2,338	92
Cisco Systems Inc *	8,763	150		—	—		8,763	150
Corning Inc *	3,308	43		—	—		3,308	43
Deutsche Telekom AG *	2,423	27		—	—		2,423	27
Eutelsat Communications SA *	62	2		—	—		62	2
France Telecom SA *	1,312	17		—	—		1,312	17
Frontier Communications Corp *	2,199	8		—	—		2,199	8
Inmarsat PLC *	440	3		—	—		440	3
Juniper Networks Inc (b),*	1,148	19		—	—		1,148	19
Koninklijke KPN NV *	1,024	10		—	—		1,024	10
MetroPCS Communications Inc (b),*	888	5		—	—		888	5
Millicom International Cellular SA *	100	9		—	—		100	9
Motorola Solutions Inc *	593	29		—	—		593	29
Nokia OYJ *	2,204	4		—	—		2,204	4
Nortel Networks Corp (b),*	38	—		—	—		38	—
Portugal Telecom SGPS SA *	1,019	4		—	—		1,019	4
SES SA *	202	5		—	—		202	5
Sprint Nextel Corp (b),*	1,100	4		—	—		1,100	4
Swisscom AG *	59	24		—	—		59	24
Telecom Italia SpA *	5,861	6		—	—		5,861	6
Telefonaktiebolaget LM Ericsson *	1,676	15		—	—		1,676	15
Telefonica SA *	2,781	37		—	—		2,781	37
Telefonica SA ADR*	3	—		—	—		3	—
Telenor ASA *	1,126	19		—	—		1,126	19
TeliaSonera AB *	3,274	21		—	—		3,274	21
Verizon Communications Inc *	5,235	233		—	—		5,235	233
Vivendi SA *	1,030	19		—	—		1,030	19
Vodafone Group PLC *	38,004	107		—	—		38,004	107
		$1,257			$—			$1,257
Textiles - 0.00%
Cintas Corp *	428	16		—	—		428	16
Mohawk Industries Inc (b),*	400	28		—	—		400	28
		$44			$—			$44

Toys, Hasbro Games Inc * & Hobbies - 0.00%	108	4		—	—		108	4
Mattel Inc *	276	9		—	—		276	9
		$13			$—			$13
Transportation - 0.05%
AP Moeller - Maersk A/S - A shares *	1	6		—	—		1	6
AP Moeller - Maersk A/S - B shares *	2	13		—	—		2	13
CH Robinson Worldwide Inc *	489	29		—	—		489	29
CSX Corp *	2,396	54		—	—		2,396	54
Deutsche Post AG *	1,075	19		—	—		1,075	19
DSV A/S *	94	2		—	—		94	2
Expeditors International of Washington Inc *	349	13		—	—		349	13
FedEx Corp *	44	4		—	—		44	4
Firstgroup PLC *	1	—		—	—		1	—
Groupe Eurotunnel SA *	234	2		—	—		234	2
Koninklijke Vopak NV *	29	2		—	—		29	2
Kuehne + Nagel International AG *	23	2		—	—		23	2
MTR Corp Ltd *	4,064	14		—	—		4,064	14
Norfolk Southern Corp *	1,047	75		—	—		1,047	75
PostNL NV *	395	2		—	—		395	2
TNT Express NV *	375	4		—	—		375	4
Union Pacific Corp *	1,021	122		—	—		1,021	122
United Parcel Service Inc *	1,701	134		—	—		1,701	134
		$497			$—			$497
Water - 0.00%
Severn Trent PLC *	208	6		—	—		208	6
United Utilities Group PLC *	489	5		—	—		489	5

	Asset Allocation	Asset Allocation		SAM Balanced	SAM Balanced		Combined	Combined
	Account Shares	Account Value		Portfolio Shares	Portfolio Value		Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Held	(000	's)	Held	(000	's)	Held	(000	's)
Water (continued)
Veolia Environnement SA *	249	$3		— $	—		249	$3
		$14			$—			$14
TOTAL COMMON STOCKS		$28,812			$—			$28,812
PREFERRED STOCKS - 0.00%
Automobile Manufacturers - 0.00%
Porsche Automobil Holding SE *	145	7		—	—		145	7
Volkswagen AG *	131	21		—	—		131	21
		$28			$—			$28
Consumer Products - 0.00%
Henkel AG & Co KGaA *	153	10		—	—		153	10

Media - 0.00%
ProSiebenSat.1 Media AG *	114	3		—	—		114	3

Retail - 0.00%
Orchard Supply Hardware Stores Corp (b),(c),*	7	—		—	—		7	—

TOTAL PREFERRED STOCKS		$41			$—			$41

					Asset Allocation			SAM Balanced			Combined
					Account	Asset Allocation		Portfolio	SAM Balanced		Portfolio	Combined
					Principal	Account Value		Principal	Portfolio Value		Principal	Portfolio Value
BONDS	- 0.88%				Amount (000's)	(000	's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
	Advertising - 0.00%
	Omnicom Group Inc
	3.63	%,	05/01/2022	*	$40	$41		$—	$—		$40	$41

	Aerospace & Defense - 0.02%
	L-3 Communications Corp
	4.95	%,	02/15/2021	*	50	54		—	—		50	54
	United Technologies Corp
	4.50	%,	06/01/2042	*	45	49		—	—		45	49
						$103			$—			$103
	Agriculture - 0.00%
	Altria Group Inc
	9.25	%,	08/06/2019	*	30	42		—	—		30	42

Banks	- 0.13%
	Abbey National Treasury Services PLC/London
	3.88	%,	11/10/2014	(e),*	100	98		—	—		100	98
	Australia & New Zealand Banking Group Ltd
	3.25	%,	03/01/2016	(e),*	100	104		—	—		100	104
	Bank of America Corp
	5.65	%,	05/01/2018	*	80	86		—	—		80	86
	BNP Paribas SA
	5.00	%,	01/15/2021	*	50	51		—	—		50	51
	Citigroup Inc
	6.13	%,	11/21/2017	*	35	39		—	—		35	39
	6.13	%,	05/15/2018	*	35	39		—	—		35	39
	8.50	%,	05/22/2019	*	70	86		—	—		70	86
	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA/Netherlands
	3.88	%,	02/08/2022	*	25	25		—	—		25	25
	Credit Suisse/New York NY
	5.40	%,	01/14/2020	*	50	52		—	—		50	52
	6.00	%,	02/15/2018	*	10	11		—	—		10	11
	Goldman Sachs Group Inc/The
	5.75	%,	01/24/2022	*	115	121		—	—		115	121
	HSBC Holdings PLC
	4.00	%,	03/30/2022	*	45	47		—	—		45	47
	JP Morgan Chase & Co
	3.15	%,	07/05/2016	*	75	77		—	—		75	77
	6.00	%,	01/15/2018	*	80	92		—	—		80	92
	Lloyds TSB Bank PLC
	5.80	%,	01/13/2020	(e),*	100	107		—	—		100	107
	Standard Chartered PLC
	3.85	%,	04/27/2015	(e),*	100	105		—	—		100	105
	Wachovia Corp
	5.63	%,	10/15/2016	*	30	34		—	—		30	34
						$1,174			$—			1,174
	Beverages - 0.00%
	Diageo Capital PLC
	1.50	%,	05/11/2017	*	30	30		—	—		30	30

					Asset Allocation			SAM Balanced			Combined
					Account	Asset Allocation		Portfolio	SAM Balanced		Portfolio	Combined
					Principal	Account Value		Principal	Portfolio Value		Principal	Portfolio Value
	BONDS (continued)				Amount (000's)	(000	's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
	Biotechnology - 0.01%
	Gilead Sciences Inc
	5.65	%,	12/01/2041	*	$30	$35		$—	$—		$30	$35
	Life Technologies Corp
	6.00	%,	03/01/2020	*	55	64		—	—		55	64
						$99			$—			99
	Building Materials - 0.01%
	CRH America Inc
	6.00	%,	09/30/2016	*	55	60		—	—		55	60
	Holcim US Finance Sarl & Cie SCS
	6.00	%,	12/30/2019	(e),*	65	68		—	—		65	68
						$128			$—			128
	Chemicals - 0.01%
	Eastman Chemical Co
	3.60	%,	08/15/2022	*	50	51		—	—		50	51
	Syngenta Finance NV
	3.13	%,	03/28/2022	*	50	51		—	—		50	51
						$102			$—			102
	Commercial Services - 0.00%
	Verisk Analytics Inc
	5.80	%,	05/01/2021	*	35	39		—	—		35	39

	Computers - 0.01%
	Hewlett-Packard Co
	4.65	%,	12/09/2021	*	65	68		—	—		65	68

	Distribution & Wholesale - 0.00%
	Ingram Micro Inc
	5.25	%,	09/01/2017	*	10	11		—	—		10	11

	Diversified Financial Services - 0.07%
	ABB Treasury Center USA Inc
	2.50	%,	06/15/2016	(e),*	70	72		—	—		70	72
	Ford Motor Credit Co LLC
	4.21	%,	04/15/2016	(e),*	200	208		—	—		200	208
	General Electric Capital Corp
	5.30	%,	02/11/2021	*	40	45		—	—		40	45
	5.88	%,	01/14/2038	*	20	23		—	—		20	23
	6.00	%,	08/07/2019	*	85	99		—	—		85	99
	Harley-Davidson Funding Corp
	6.80	%,	06/15/2018	(e),*	45	54		—	—		45	54
	Macquarie Bank Ltd
	6.63	%,	04/07/2021	(e),*	30	30		—	—		30	30
	Macquarie Group Ltd
	6.00	%,	01/14/2020	(e),*	35	35		—	—		35	35
	Merrill Lynch & Co Inc
	6.88	%,	04/25/2018	*	70	78		—	—		70	78
						$644			$—			644
	Electric - 0.01%
	PPL WEM Holdings PLC
	3.90	%,	05/01/2016	(e),*	50	52		—	—		50	52

	Engineering & Construction - 0.01%
	BAA Funding Ltd
	4.88	%,	07/15/2023	(e),*	100	105		—	—		100	105

	Environmental Control - 0.01%
	Republic Services Inc
	3.55	%,	06/01/2022	*	50	51		—	—		50	51

	Finance - Mortgage Loan/Banker - 0.07%
	Fannie Mae
	1.25	%,	09/28/2016	*	450	458		—	—		450	458
	Freddie Mac
	3.75	%,	03/27/2019	*	200	231		—	—		200	231
						$689			$—			689
Food	- 0.02%
	Delhaize Group SA
	5.70	%,	10/01/2040	*	66	55		—	—		66	55
	Kraft Foods Inc
	6.88	%,	01/26/2039	*	55	72		—	—		55	72
	Woolworths Ltd
	4.00	%,	09/22/2020	(e),*	40	43		—	—		40	43
						$170			$—			170
	Forest Products & Paper - 0.01%
	Georgia-Pacific LLC
	7.75	%,	11/15/2029	*	25	33		—	—		25	33

					Asset Allocation			SAM Balanced			Combined
					Account	Asset Allocation		Portfolio	SAM Balanced		Portfolio	Combined
					Principal	Account Value		Principal	Portfolio Value		Principal	Portfolio Value
	BONDS (continued)				Amount (000's)	(000	's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
	Forest Products & Paper (continued)
	Georgia-Pacific LLC (continued)
	8.88	%,	05/15/2031	*	$35	$49		$—	$—		$35	$49
						$82			$—			82
	Healthcare - Products - 0.01%
	Boston Scientific Corp
	6.00	%,	01/15/2020	*	40	48		—	—		40	48
	Covidien International Finance SA
	3.20	%,	06/15/2022	*	20	20		—	—		20	20
						$68			$—			68
	Healthcare - Services - 0.02%
	Cigna Corp
	2.75	%,	11/15/2016	*	60	62		—	—		60	62
	Coventry Health Care Inc
	5.45	%,	06/15/2021	*	45	51		—	—		45	51
	UnitedHealth Group Inc
	6.63	%,	11/15/2037	*	40	53		—	—		40	53
						$166			$—			166
	Holding Companies - Diversified - 0.01%
	LVMH Moet Hennessy Louis Vuitton SA
	1.63	%,	06/29/2017	(e),*	75	75		—	—		75	75

	Insurance - 0.05%
	Aegon NV
	4.63	%,	12/01/2015	*	50	53		—	—		50	53
	Berkshire Hathaway Inc
	3.75	%,	08/15/2021	*	90	96		—	—		90	96
	CNA Financial Corp
	5.75	%,	08/15/2021	*	60	66		—	—		60	66
	Genworth Financial Inc
	7.20	%,	02/15/2021	*	35	33		—	—		35	33
	Hartford Financial Services Group Inc
	5.50	%,	03/30/2020	*	35	36		—	—		35	36
	MetLife Inc
	7.72	%,	02/15/2019	*	25	32		—	—		25	32
	Nationwide Financial Services Inc
	5.38	%,	03/25/2021	(e),*	25	26		—	—		25	26
	Pacific LifeCorp
	6.00	%,	02/10/2020	(e),*	50	55		—	—		50	55
	Prudential Financial Inc
	7.38	%,	06/15/2019	*	85	104		—	—		85	104
						$501			$—			501
	Iron & Steel - 0.00%
	ArcelorMittal
	9.85	%,	06/01/2019	*	35	42		—	—		35	42

Media	- 0.02%
	DIRECTV Holdings LLC / DIRECTV Financing Co Inc
	3.80	%,	03/15/2022	*	75	76		—	—		75	76
	NBCUniversal Media LLC
	4.38	%,	04/01/2021	*	25	27		—	—		25	27
	5.95	%,	04/01/2041	*	25	30		—	—		25	30
	Time Warner Inc
	4.90	%,	06/15/2042	*	25	25		—	—		25	25
						$158			$—			158
	Mining - 0.01%
	Barrick Gold Corp
	3.85	%,	04/01/2022	*	40	41		—	—		40	41
	Barrick North America Finance LLC
	4.40	%,	05/30/2021	*	10	11		—	—		10	11
	Kinross Gold Corp
	5.13	%,	09/01/2021	*	50	51		—	—		50	51
	Vale Overseas Ltd
	5.63	%,	09/15/2019	*	30	33		—	—		30	33
						$136			$—			136
	Miscellaneous Manufacturing - 0.00%
	Cooper US Inc
	5.25	%,	11/15/2012	*	30	30		—	—		30	30

	Mortgage Backed Securities - 0.12%
	Citigroup Commercial Mortgage Trust
	6.28	%,	12/10/2049	(f),*	50	58		—	—		50	58
	Commercial Mortgage Pass Through Certificates
	3.29	%,	12/10/2044	*	60	61		—	—		60	61
	5.81	%,	12/10/2049	(f),*	150	175		—	—		150	175
	FHLMC Multifamily Structured Pass Through Certificates
	1.66	%,	11/25/2016	*	175	178		—	—		175	178

					Asset Allocation			SAM Balanced			Combined
					Account	Asset Allocation		Portfolio	SAM Balanced		Portfolio	Combined
					Principal	Account Value		Principal	Portfolio Value		Principal	Portfolio Value
	BONDS (continued)				Amount (000's)	(000	's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
	Mortgage Backed Securities (continued)
	FHLMC Multifamily Structured Pass Through Certificates
	(continued)
	2.09	%,	03/25/2019(d)	,(f),*	$66	$67		$—	$—		$66	$67
	2.32	%,	10/25/2018	*	65	67		—	—		65	67
	2.79	%,	01/25/2022	(f),*	125	130		—	—		125	130
	JP Morgan Chase Commercial Mortgage Securities Corp
	4.17	%,	08/15/2046	*	90	98		—	—		90	98
	4.39	%,	07/15/2046	(e),*	125	138		—	—		125	138
	UBS-Barclays Commercial Mortgage Trust
	3.53	%,	05/10/2063(d)	,(g),*	35	36		—	—		35	36
	WF-RBS Commercial Mortgage Trust
	3.43	%,	06/15/2045	(f),*	99	101		—	—		99	101
						$1,109			$—			1,109
	Oil & Gas - 0.03%
	BP Capital Markets PLC
	3.25	%,	05/06/2022	*	50	52		—	—		50	52
	EQT Corp
	4.88	%,	11/15/2021	*	20	20		—	—		20	20
	Marathon Petroleum Corp
	5.13	%,	03/01/2021	*	25	28		—	—		25	28
	Murphy Oil Corp
	4.00	%,	06/01/2022	*	50	51		—	—		50	51
	Petroleos Mexicanos
	4.88	%,	01/24/2022	(e),*	100	108		—	—		100	108
	Phillips 66
	4.30	%,	04/01/2022	(e),*	50	53		—	—		50	53
						$312			$—			312
	Other Asset Backed Securities - 0.04%
	CenterPoint Energy Transition Bond Co LLC
	2.16	%,	10/15/2021	*	100	103		—	—		100	103
	PSE&G Transition Funding LLC
	6.75	%,	06/15/2016	*	250	274		—	—		250	274
						$377			$—			377
	Packaging & Containers - 0.01%
	Bemis Co Inc
	4.50	%,	10/15/2021	*	40	43		—	—		40	43
	Sonoco Products Co
	5.75	%,	11/01/2040	*	50	57		—	—		50	57
						$100			$—			100
	Pharmaceuticals - 0.02%
	Cardinal Health Inc
	1.90	%,	06/15/2017	*	60	61		—	—		60	61
	Sanofi
	4.00	%,	03/29/2021	*	55	61		—	—		55	61
	Teva Pharmaceutical Finance IV BV
	3.65	%,	11/10/2021	*	80	84		—	—		80	84
						$206			$—			206
	Pipelines - 0.02%
	Enterprise Products Operating LLC
	5.25	%,	01/31/2020	*	45	51		—	—		45	51
	6.50	%,	01/31/2019	*	35	42		—	—		35	42
	Kinder Morgan Energy Partners LP
	5.95	%,	02/15/2018	*	25	29		—	—		25	29
	Plains All American Pipeline LP / PAA Finance Corp
	6.70	%,	05/15/2036	*	65	76		—	—		65	76
	8.75	%,	05/01/2019	*	15	20		—	—		15	20
						$218			$—			218
	Real Estate - 0.01%
	Brookfield Asset Management Inc
	5.80	%,	04/25/2017	*	30	33		—	—		30	33
	Dexus Diversified Trust / Dexus Office Trust
	5.60	%,	03/15/2021	(e),*	35	36		—	—		35	36
						$69			$—			69
REITS	- 0.01%
	Boston Properties LP
	3.85	%,	02/02/2023	*	50	51		—	—		50	51
	ERP Operating LP
	4.63	%,	12/15/2021	*	15	16		—	—		15	16
	Wells Operating Partnership II LP
	5.88	%,	04/01/2018	*	60	62		—	—		60	62
						$129			$—			129
	Retail - 0.03%
	Best Buy Co Inc
	3.75	%,	03/15/2016	*	55	54		—	—		55	54

				Asset Allocation			SAM Balanced			Combined
				Account	Asset Allocation		Portfolio	SAM Balanced		Portfolio	Combined
				Principal	Account Value		Principal	Portfolio Value		Principal	Portfolio Value
BONDS (continued)				Amount (000's)	(000	's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Retail (continued)
CVS Pass-Through Trust
6.04	%,	12/10/2028	*	$47	$53		$—	$—		$47	$53
8.35	%,	07/10/2031	(e),*	9	13		—	—		9	13
Darden Restaurants Inc
6.20	%,	10/15/2017	*	65	75		—	—		65	75
Gap Inc/The
5.95	%,	04/12/2021	*	45	47		—	—		45	47
Macy's Retail Holdings Inc
3.88	%,	01/15/2022	*	20	21		—	—		20	21
Wal-Mart Stores Inc
5.25	%,	09/01/2035	*	15	18		—	—		15	18
Wesfarmers Ltd
2.98	%,	05/18/2016	(e),*	30	31		—	—		30	31
Yum! Brands Inc
6.88	%,	11/15/2037	*	10	13		—	—		10	13
					$325			$—			325
Savings & Loans - 0.01%
Nationwide Building Society
6.25	%,	02/25/2020	(e),*	100	108		—	—		100	108
Santander Holdings USA Inc/PA
4.63	%,	04/19/2016	*	15	14		—	—		15	14
					$122			$—			122
Software - 0.00%
Fiserv Inc
3.13	%,	06/15/2016	*	30	31		—	—		30	31

Sovereign - 0.04%
Banco Nacional de Desenvolvimento Economico e Social
5.50	%,	07/12/2020	(e),*	100	113		—	—		100	113
Brazilian Government International Bond
4.88	%,	01/22/2021	*	100	116		—	—		100	116
Mexico Government International Bond
3.63	%,	03/15/2022	*	100	106		—	—		100	106
					$335			$—			335
Telecommunications - 0.03%
AT&T Inc
5.35	%,	09/01/2040	*	50	57		—	—		50	57
6.30	%,	01/15/2038	*	10	13		—	—		10	13
Deutsche Telekom International Finance BV
8.75	%,	06/15/2030	(f),*	20	28		—	—		20	28
Motorola Solutions Inc
3.75	%,	05/15/2022	*	50	49		—	—		50	49
Verizon Communications Inc
4.60	%,	04/01/2021	*	20	23		—	—		20	23
8.95	%,	03/01/2039	*	25	41		—	—		25	41
Vivendi SA
6.63	%,	04/04/2018	(e),*	25	28		—	—		25	28
					$239			$—			239
TOTAL BONDS					$8,378			$—			$8,378
MUNICIPAL BONDS - 0.02%
California - 0.01%
State of California
6.65	%,	03/01/2022	*	$45	$55		$—	$—		$45	$55

Georgia - 0.01%
Municipal Electric Authority of Georgia
6.64	%,	04/01/2057	*	25	29		—	—		25	29
6.66	%,	04/01/2057	*	40	46		—	—		40	46
					$75			$—			$75
Illinois - 0.00%
Chicago Transit Authority
6.20	%,	12/01/2040	*	30	33		—	—		30	33
City of Chicago IL O'Hare International Airport Revenue
6.40	%,	01/01/2040	*	10	13		—	—		10	13
					$46			$—			$46
New York - 0.00%
City of New York NY
5.97	%,	03/01/2036	*	25	31		—	—		25	31

				Asset Allocation			SAM Balanced			Combined
				Account	Asset Allocation		Portfolio	SAM Balanced		Portfolio	Combined
				Principal	Account Value		Principal	Portfolio Value		Principal	Portfolio Value
MUNICIPAL BONDS (continued)				Amount (000's)	(000	's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
New York (continued)
New York City Transitional Finance Authority Future Tax
Secured Revenue
5.27	%,	05/01/2027	*	$25	$29		$—	$—		$25	$29
					$60			$—			$60
TOTAL MUNICIPAL BONDS					$236			$—			$236
U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS - 1.93%
Federal Home Loan Mortgage Corporation (FHLMC) -
0.22%
2.43	%,	01/01/2036(f)	,(h),*	$145	$154		$—	$—		$145	$154
2.48	%,	01/01/2037(f)	,(h),*	188	199		—	—		188	199
2.59	%,	03/01/2037(f)	,(h),*	190	202		—	—		190	202
3.50	%,	07/01/2042(h)	,(i),*	715	750		—	—		715	750
4.00	%,	12/01/2041	(h),*	112	119		—	—		112	119
5.00	%,	10/01/2040	(h),*	266	287		—	—		266	287
6.00	%,	08/01/2037	(h),*	87	95		—	—		87	95
6.00	%,	11/01/2037	(h),*	59	64		—	—		59	64
6.50	%,	09/01/2036	(h),*	112	126		—	—		112	126
7.50	%,	05/01/2035	(h),*	15	19		—	—		15	19
8.00	%,	08/01/2032	(h),*	16	20		—	—		16	20
8.50	%,	08/01/2031	(h),*	17	21		—	—		17	21
12.00	%,	07/01/2013	(h),*	1	1		—	—		1	1
					$2,057			$—			$2,057
Federal National Mortgage Association (FNMA) - 0.40%
2.33	%,	05/01/2035(f)	, (h),*	80	85		—	—		80	85
4.00	%,	11/01/2041	(h),*	84	90		—	—		84	90
4.00	%,	12/01/2041	(h),*	338	361		—	—		338	361
4.50	%,	09/01/2022	(h),*	102	109		—	—		102	109
4.50	%,	08/01/2040	(h),*	45	49		—	—		45	49
4.50	%,	07/01/2041	(h),*	503	546		—	—		503	546
4.50	%,	07/01/2041	(h),*	228	246		—	—		228	246
4.50	%,	08/01/2041	(h),*	62	68		—	—		62	68
4.50	%,	10/01/2041	(h),*	109	118		—	—		109	118
4.88	%,	07/01/2039(f)	, (h),*	101	109		—	—		101	109
5.00	%,	04/01/2039	(h),*	58	64		—	—		58	64
5.00	%,	03/01/2041	(h),*	317	347		—	—		317	347
5.00	%,	07/01/2041(h)	, (i),*	475	514		—	—		475	514
5.50	%,	05/01/2037	(h),*	341	376		—	—		341	376
5.50	%,	02/01/2038	(h),*	319	350		—	—		319	350
6.00	%,	01/01/2038	(h),*	175	193		—	—		175	193
6.50	%,	12/01/2032	(h),*	105	120		—	—		105	120
7.00	%,	04/01/2023	(h),*	1	1		—	—		1	1
7.50	%,	08/01/2037	(h),*	30	36		—	—		30	36
8.00	%,	04/01/2033	(h),*	15	19		—	—		15	19
8.50	%,	09/01/2039	(h),*	15	19		—	—		15	19
					$3,820			$—			$3,820
Government National Mortgage Association (GNMA) -
0.17%
3.50	%,	08/01/2042	(i),*	255	272		—	—		255	272
4.00	%,	07/01/2042	(i),*	500	546		—	—		500	546
4.00	%,	07/01/2042	*	480	524		—	—		480	524
4.50	%,	04/15/2039	*	124	136		—	—		124	136
4.50	%,	08/15/2039	*	94	102		—	—		94	102
					$1,580			$—			$1,580
U.S. Treasury - 0.91%
0.50	%,	11/15/2013	*	785	787		—	—		785	787
0.50	%,	08/15/2014	*	1,150	1,154		—	—		1,150	1,154
0.88	%,	11/30/2016	*	1,340	1,353		—	—		1,340	1,353
1.25	%,	10/31/2015	*	667	684		—	—		667	684
1.75	%,	03/31/2014	*	1,070	1,096		—	—		1,070	1,096
2.25	%,	01/31/2015	*	1,221	1,279		—	—		1,221	1,279
2.25	%,	03/31/2016	*	230	245		—	—		230	245
3.00	%,	09/30/2016	*	560	616		—	—		560	616
3.13	%,	11/15/2041	*	70	75		—	—		70	75
3.50	%,	02/15/2039	*	700	810		—	—		700	810
3.88	%,	08/15/2040	*	380	468		—	—		380	468
5.25	%,	11/15/2028	*	100	141		—	—		100	141
					$8,708			$—			$8,708
U.S. Treasury Bill - 0.23%
0.08	%,	08/02/2012	(j),*	510	510		—	—		510	510
0.11	%,	10/04/2012	(j),*	500	500		—	—		500	500
0.13	%,	11/29/2012	(j),*	1,200	1,199		—	—		1,200	1,199

		Asset Allocation			SAM Balanced			Combined
		Account	Asset Allocation		Portfolio	SAM Balanced		Portfolio	Combined
	U.S. GOVERNMENT & GOVERNMENT AGENCY	Principal	Account Value		Principal	Portfolio Value		Principal	Portfolio Value
	OBLIGATIONS (continued)	Amount (000's)	(000	's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
	U.S. Treasury Bill (continued)
	0.14%, 08/30/2012(j),*	$20	$20		$—	$—		$20	$20
			$2,229			$—			$2,229
	TOTAL U.S. GOVERNMENT & GOVERNMENT
	AGENCY OBLIGATIONS		$18,394			$—			$18,394
		Asset Allocation			SAM Balanced			Combined
		Account	Asset Allocation		Portfolio	SAM Balanced		Portfolio	Combined
		Maturity	Account Value		Maturity	Portfolio Value		Maturity	Portfolio Value
	REPURCHASE AGREEMENTS - 0.20%	Amount (000's)	(000	's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Banks	- 0.20%
	Investment in Joint Trading Account; Credit Suisse	$552	$552		—	—		$552	$552
	Repurchase Agreement; 0.15% dated 06/30/2012 maturing
	07/02/2012 (collateralized by US Government Securities;
	$563,022	; 0.00%; dated 02/15/13 - 05/15/37) *
	Investment in Joint Trading Account; Deutsche Bank	274	274		—	—		274	274
	Repurchase Agreement; 0.15% dated 06/30/2012 maturing
	07/02/2012 (collateralized by US Government Securities;
	$279,063	; 0.00% - 5.38%; dated 09/15/12 - 05/15/19) *
	Investment in Joint Trading Account; JP Morgan Repurchase	480	480		—	—		480	480
	Agreement; 0.12% dated 06/30/2012 maturing 07/02/2012
	(collateralized by US Government Securities; $489,585;
	0.00% - 1.00%; dated 09/26/12 - 06/29/17) *
	Investment in Joint Trading Account; Merrill Lynch	585	585		—	—		585	585
	Repurchase Agreement; 0.13% dated 06/30/2012 maturing
	07/02/2012 (collateralized by US Government Securities;
	$596,888	; 0.00% - 6.00%; dated 08/10/12 - 11/07/36) *
			$1,891			$—			1,891
	TOTAL REPURCHASE AGREEMENTS		$1,891			$—			$1,891
	Total Investments		$57,752			$898,883			$956,635
	Liabilities in Excess of Other Assets, Net - (0.20)%		$(1,483)			$(381)			$(1,864)
	TOTAL NET ASSETS - 100.00%		$56,269			$898,502			$954,771

*	The security will be disposed of in order to meet the investment objectives and strategies of the Acquiring Account.
(a)	Affiliated Security
(b)	Non-Income Producing Security
(c)	Security is Illiquid
(d)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $103 or 0.01% of net assets.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled
$1,865 or 0.20% of net assets.
(f)	Variable Rate. Rate shown is in effect at June 30, 2012.
(g)	Security purchased on a when-issued basis.
(h)	This entity was put into conservatorship by the US Government in 2008. See Notes to Financial Statements for additional information.
(i)	Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements for additional information.
(j)	Rate shown is the discount rate of the original purchase.

Portfolio Summary (unaudited)

	Asset Allocation	SAM Balanced	Combined Portfolio
Sector	Account	Portfolio
Domestic Equity Funds	0.00%	50.18%	47.22%
Fixed Income Funds	0.00%	35.13%	33.07%
Government	21.25%	0.00%	1.25%
Financial	15.68%	0.00%	0.92%
Mortgage Securities	15.23%	0.00%	0.90%
Consumer, Non-cyclical	12.33%	0.00%	0.73%
International Equity Funds	0.00%	10.62%	9.99%
Technology	6.84%	0.00%	0.40%
Communications	5.87%	0.00%	0.35%
Energy	5.79%	0.00%	0.34%
Industrial	5.66%	0.00%	0.33%
Consumer, Cyclical	5.25%	0.00%	0.31%
Specialty Funds	0.00%	4.11%	3.87%
Exchange Traded Funds	2.64%	0.00%	0.16%
Basic Materials	2.40%	0.00%	0.14%
Utilities	2.24%	0.00%	0.13%
Asset Backed Securities	0.67%	0.00%	0.04%
Diversified	0.37%	0.00%	0.02%
Revenue	0.26%	0.00%	0.02%
General Obligation	0.16%	0.00%	0.01%
Liabilities in Excess of Other Assets, Net	(2.64)%	(0.04)%	(0.20)%
TOTAL NET ASSETS	100.00%	100.00%	100.00%

	Asset Allocation Account Foreign Currency Contracts
Foreign Currency Purchase						Net Unrealized
Contracts	Counterparty	Delivery Date Contracts to Accept In Exchange For			Value	Appreciation/(Depreciation)
Australian Dollar*	Deutsche Bank AG	07/19/2012	760,987	$773	$778	$5
British Pound*	Goldman Sachs & Co	07/19/2012	88,248	139	138	(1)
British Pound*	UBS AG	07/19/2012	112,983	178	177	(1)
Canadian Dollar*	Goldman Sachs & Co	07/19/2012	150,331	147	148	1
Euro*	Deutsche Bank AG	07/19/2012	437,864	555	554	(1)
Israeli Shekel*	Royal Bank of Scotland PLC	07/19/2012	259,664	67	66	(1)
Japanese Yen*	UBS AG	07/19/2012	138,117,548	1,748	1,728	(20)
Singapore Dollar*	JP Morgan Securities	07/19/2012	115,351	91	91	—
Singapore Dollar*	UBS AG	07/19/2012	63,637	50	50	—
Swiss Franc*	UBS AG	07/19/2012	189,410	200	200	—
Total						$(18)

Foreign Currency Sale						Net Unrealized
Contracts	Counterparty	Delivery Date Contracts to Deliver In Exchange For			Value	Appreciation/(Depreciation)
Euro*	Goldman Sachs & Co	07/19/2012	60,218	$75	$76	$(1)
Hong Kong Dollar*	Bank of New York Mellon	07/19/2012	3,837,801	495	495	—
Japanese Yen*	Goldman Sachs & Co	07/19/2012	25,934,394	324	325	(1)
Mexican Peso*	Royal Bank of Scotland PLC	07/19/2012	1,169,188	85	87	(2)
Norwegian Krone*	JP Morgan Securities	07/19/2012	566,136	95	95	—
Total						$(4)

All dollar amounts are shown in thousands (000's)

	Asset Allocation Account Futures Contracts
					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
CAC 40 10 Euro; July 2012*	Long	49	$1,888	$1,979	$91
eMini MSCI Emerging Market; September 2012*	Short	17	769	803	(34)
Euro Bund 10 Year Bund; September 2012*	Short	6	1,087	1,070	17
Euro Stoxx 50; September 2012*	Long	42	1,139	1,199	60
FTSE 100; September 2012*	Long	4	340	346	6
FTSE MIB Index; September 2012*	Short	2	166	181	(15)
Hang Seng Index; July 2012*	Short	3	371	376	(5)
MSCI Singapore Index; July 2012*	Long	3	154	157	3
S&P 500 Emini; September 2012*	Long	20	1,308	1,356	48
SPI 200; September 2012*	Long	7	731	727	(4)
TOPIX Index; September 2012*	Long	22	1,972	2,117	145
US 10 Year Note; September 2012*	Short	18	2,397	2,401	(4)
US 2 Year Note; September 2012*	Short	1	220	220	—
US 5 Year Note; September 2012*	Short	59	7,299	7,314	(15)
US Ultra Bond; September 2012*	Long	10	1,640	1,668	28
Yen Denom Nikkei; September 2012*	Long	5	264	285	21
Total					$342
All dollar amounts are shown in thousands (000's)

SAM Balanced Portfolio	December 31,	December 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	June 30, 2012	June 30, 2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Diversified International Account	6,439,084	$74,392	1,078	$13	147,152	$1,757	6,293,010	$71,987
Equity Income Account	10,271,484	127,228	—	—	2,246,993	37,131	8,024,491	95,427
Global Diversified Income Fund	1,314,653	17,486	28,056	374	335,176	4,442	1,007,533	13,378
Global Multi-Strategy Fund	1,225,319	12,272	1,056,890	10,777	—	—	2,282,209	23,049
Global Real Estate Securities Fund	775,693	5,696	561,321	4,160	—	—	1,337,014	9,856
Government & High Quality Bond	10,144,265	100,552	11,794	130	642,763	7,097	9,513,296	94,107
Account
High Yield Fund	3,467,376	24,233	130,023	979	1,051,508	7,958	2,545,891	17,272
Income Account	11,008,470	106,498	1,560,779	17,345	—	—	12,569,249	123,843
Inflation Protection Fund	352,351	2,838	18,514	165	69,407	606	301,458	2,441
International Emerging Markets	1,245,489	15,719	—	—	464,461	7,075	781,028	7,485
Account
LargeCap Blend Fund II	2,547,044	23,947	33,204	330	—	—	2,580,248	24,277
LargeCap Growth Account	3,350,988	32,441	3,024	48	32,249	509	3,321,763	32,138
LargeCap Growth Fund II	3,423,446	20,226	57,425	465	149,638	1,258	3,331,233	19,426
LargeCap Value Account	967,815	25,006	19,372	497	—	—	987,187	25,503
LargeCap Value Fund III	3,232,765	35,252	—	—	162,468	1,692	3,070,297	33,474
MidCap Blend Account	633,263	18,697	25,543	1,110	—	—	658,806	19,807
MidCap Growth Fund III	313,284	3,137	3,065	34	39,384	431	276,965	2,776
Preferred Securities Fund	2,047,107	14,968	59,820	590	673,504	6,656	1,433,423	9,518
Principal Capital Appreciation	3,041,156	51,963	—	—	69,172	1,563	2,971,984	50,495
Account
Real Estate Securities Account	292,999	2,403	4,196	64	297,195	4,713	—	—
Short-Term Income Account	6,518,160	16,036	5,891,498	15,288	—	—	12,409,658	31,324
SmallCap Growth Fund I	2,376,243	24,227	12,626	139	16,263	187	2,372,606	24,187
SmallCap Value Fund II	1,053,640	10,461	2,178	21	80,401	781	975,417	9,661
Small-MidCap Dividend Income Fund	1,569,456	15,487	17,811	186	17,915	189	1,569,352	15,493

		$781,165		$52,715		$84,045		$756,924

			Realized Gain/Loss	Realized Gain from
	Income		on Investments	Other Investment Companies
Diversified International Account		$—	$(661)	$—
Equity Income Account		—	5,330	—
Global Diversified Income Fund		435	(40)	—
Global Multi-Strategy Fund		—	—	—
Global Real Estate Securities Fund		50	—	—
Government & High Quality Bond Account		—	522	—
High Yield Fund		891	18	—
Income Account		—	—	—
Inflation Protection Fund		6	44	—
International Emerging Markets Account		—	(1,159)	—
LargeCap Blend Fund II		—	—	—
LargeCap Growth Account		—	158	—
LargeCap Growth Fund II		—	(7)	—
LargeCap Value Account		—	—	—

LargeCap Value Fund III		—	(86)	—
MidCap Blend Account		—	—	—
MidCap Growth Fund III		—	36	—
Preferred Securities Fund		534	616	—
Principal Capital Appreciation Account		—	95	—
Real Estate Securities Account		—	2,246	—
Short-Term Income Account		—	—	—
SmallCap Growth Fund I		—	8	—
SmallCap Value Fund II		—	(40)	—
Small-MidCap Dividend Income Fund		299	9	—
		$2,215	$7,089	$—
All dollar amounts are shown in thousands (000's)

PRO FORMA NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
June 30, 2012 (unaudited)

1. Description of the Funds

Asset Allocation Account and SAM Balanced Portfolio are series of Principal Variable Contracts Funds, Inc. (the “Fund”). The Fund
is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2. Basis of Combination

On December 11, 2012, the Board of Directors of Principal Variable Contracts Funds, Inc., Asset Allocation Account approved an
Agreement and Plan of Reorganization (the “Reorganization”) whereby, SAM Balanced Portfolio will acquire all the assets of Asset
Allocation Account subject to the liabilities of such fund, in exchange for a number of shares equal to the pro rata net assets of SAM
Balanced Portfolio.

The Reorganization will be accounted for as a taxable reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at June 30, 2012. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of Asset Allocation Account and SAM Balanced
Portfolio at June 30, 2012. The unaudited pro forma statements of operations reflect the results of operations of Asset Allocation
Account and SAM Balanced Portfolio for the twelve months ended June 30, 2012. The statements have been derived from the
Accounts’ respective books and records utilized in calculating daily net asset value at the dates indicated above for Asset Allocation
Account and SAM Balanced Portfolio under U.S. generally accepted accounting principles. Results of operations of SAM Balanced
Portfolio for pre-combination periods will not be restated. SAM Balanced Portfolio will be the surviving entity for accounting purposes.

Principal Management Corporation will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. These expenses and fees are expected to total $28,000. Asset Allocation Account will pay trading costs associated with disposing of portfolio securities. Principal Management Corporation has agreed to reimburse Asset
Allocation for a portion of these expenses. The net of the trading costs are estimated to be $23,000 for Asset Allocation Account. The estimated gain on the sale of the securities would be $2,566,000 ($0.57 per share) for Asset Allocation Account on a U.S. GAAP basis.

The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

3. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.

SAM Balanced Portfolio invests in combinations of other series of Principal Variable Contracts Funds, Inc. and Principal Funds, Inc.
(the “Underlying Funds”). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying
Fund on the day of valuation.

Asset Allocation Account values securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price, an evaluated bid price or, in the case of certain credit default swaps, a mean price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors, and other market conditions to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the “Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.

PRO FORMA NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
June 30, 2012 (unaudited)

3. Significant Accounting Policies (Continued)

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value are ordinarily not reflected in the account’s net asset value. If the Manager reasonably believes events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value will materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices and foreign currencies.

To the extent each account invests in foreign securities listed on foreign exchanges which trade on days on which the account does not determine its net asset value, for example weekends and other customary national U.S. holidays, each account’s net asset value could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates market. Other mutual funds are valued at the funds’ net asset value. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the account.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York
Stock Exchange. The identified cost of the account holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation
(depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each account is qualified as a
“regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Accounts evaluate tax positions taken or expected to be taken in the course of preparing the Accounts’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the period ended June 30, 2012, the Accounts did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open to examine the Accounts’ U.S. tax returns filed for the fiscal years from 2008-2011. No examinations are in progress or anticipated at this time.

PRO FORMA NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
June 30, 2012 (unaudited)

4. Operating Policies

Foreign Currency Contracts. Asset Allocation Account may be subject to foreign currency exchange rate risk in the normal course of pursuing such Account’s investment objectives. The Account may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. The Account enters into forward contracts to purchase and sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-
market daily. The change in market value is recorded by the Account as an unrealized gain or loss. When the contract is closed, the
Account records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Accounts’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Account could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar. The foreign currency contracts outstanding as of June 30, 2012 are included in the schedule of investments.

Futures Contracts. Asset Allocation Account is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Account may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the account recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the account’s cost basis in the contract. There is minimal counterparty credit risk to the Account because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Accounts has valued the investments. This may have an adverse effect on the
Accounts’ ability to dispose of particular illiquid securities at fair market value and may limit each of the Accounts’ ability to obtain accurate market quotations for purposes of valuing the securities. Information regarding illiquid securities is included with footnote designations in the schedule of investments.

Joint Trading Account. Asset Allocation Account may, pursuant to an exemptive order issued by the Securities and Exchange
Commission, transfer uninvested funds into a joint trading account. The order permits the participating accounts’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by the Manager. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities. Earnings from the joint trading account are allocated to the Account based on its pro rata participating ownership interest in the joint trading account.

Repurchase Agreements. Asset Allocation Account may invest in repurchase agreements that are fully collateralized, typically by
U.S. government or U.S. government agency securities. It is the Accounts’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Accounts have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Account could experience delays in the realization of the collateral.

Restricted Securities. Asset Allocation Account may invest in securities that are subject to legal or contractual restrictions on resale.
These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered.
Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included with footnote designations in the schedule of investments.

PRO FORMA NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
June 30, 2012 (unaudited)

4. Operating Policies (Continued)

To Be Announced Securities. Asset Allocation Account may trade portfolio securities on a “to-be-announced” (“TBA”) or when-
issued basis. In a TBA or when-issued transaction, the account commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the account, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. The value of the securities purchased on a TBA or when-issued basis is identified as such in the accounts’ schedule of investments.

U.S. Government Agencies or Government-Sponsored Enterprises. Asset Allocation Account may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the
U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Accounts’ shares. Some U.S.
Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage
Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the
Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the
U.S. Government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the
Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by
FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-thorough securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the
U.S. Government.

PRO FORMA NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
June 30, 2012 (unaudited)

4. Operating Policies (Continued)

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts shown in thousands):

	Asset Derivatives June 30, 2012			Liability Derivatives June 30, 2012
Derivatives not accounted for			Fair		Fair
as hedging instruments	Statement of Assets and Liabilities Location		Value	Statement of Assets and Liabilities Location	Value
Asset Allocation Account
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$374* Payables, Net Assets Consist of Net unrealized		$58	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$6 Payables		$28
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$45*	Payables, Net Assets Consist of Net unrealized	$19	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total $	425		$105

*Includes cumulative unrealized appreciation/depreciation of futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

			Change in Unrealized
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Appreciation/(Depreciation) of
as hedging instruments	Recognized in Operations	Recognized in Operations	Derivatives Recognized in Operations
Asset Allocation Account
Commodity contracts	Net realized gain (loss) from Futures	$(32)	$—
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
Equity contracts	Net realized gain (loss) from Futures	$363	$314
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
Foreign exchange contracts	Net realized gain (loss) from Foreign	$204	$(71)
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Futures	$(77)	$45
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
	Total	$458	$288

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by certain of the Accounts and the notional values of the futures contracts will vary in accordance with the changing cash balances. Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of Asset Allocation Account and Short-Term
Income Account. The notional values of the futures contracts will vary in accordance with changing duration of these accounts. The level of derivative activity disclosed in the schedules of investments is representative of the level of derivative activity used in the
Accounts throughout the period ended June 30, 2012.

PRO FORMA NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
June 30, 2012 (unaudited)

5. Fair Value

Fair value is defined as the price that the Accounts would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Accounts use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Accounts. Unobservable inputs are inputs that reflect the Accounts own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.). Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

Level 3 – Significant unobservable inputs (including the Accounts’ assumptions in determining the fair value of investments).
Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Accounts in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Account’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Accounts use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement.

The fair values of these investments are dependent on economic, political and other considerations. The values of the investments may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.).

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. The Manager has established a Valuation Committee of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets monthly and reports directly to the Board of Directors. The Pricing Group who reports to the Valuation Committee relies on the established Pricing Policies to determine fair valuation. Included in the Pricing Policies is an overview of the approved valuation technique established for each asset class. The Pricing Group will consider all appropriate information available when determining fair valuation.

PRO FORMA NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
June 30, 2012 (unaudited)

5. Fair Value (Continued)

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Accounts (i.e., purchases/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Account are valued using amortized cost, as permitted under
Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition is being adopted for the significant transfers between levels of each Account’s assets and liabilities. Certain transfers may occur as a result of the Account’s valuation policies for international securities which involve fair value estimates based on observable market inputs when significant events occur between the local close and the time the net asset value of the Account is calculated. There were no significant transfers into or out of Level 3 and the table below shows the amounts that were transferred between Level 1 and Level 2 as of June 30, 2012 due to the use of “fair value” pricing for international securities and/or differences in bid versus exchange close prices received for preferred securities.

Fund	Amount transferred
Asset Allocation Account	$ 4,923,064

PRO FORMA NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
June 30, 2012 (unaudited)

5. Fair Value (Continued)

The following is a summary of the inputs used as of June 30, 2012 in valuing the Funds' securities carried at value (amounts shown in thousands):
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Asset Allocation Account
Bonds		$—	$8,311	$67	$8,378
Common Stocks
Basic Materials		544	450	—	994
Communications		2,446	418	—	2,864
Consumer, Cyclical		2,223	362	—	2,585
Consumer, Non-cyclical		4,930	1,167	—	6,097
Diversified		—	132	—	132
Energy		2,272	460	—	2,732
Exchange Traded Funds		1,488	—	—	1,488
Financial		3,116	1,170	—	4,286
Industrial		2,244	425	—	2,669
Technology		3,648	105	—	3,753
Utilities		880	332	—	1,212
Municipal Bonds		—	236	—	236
Preferred Stocks
Communications		—	3	—	3
Consumer, Cyclical		—	28	—	28
Consumer, Non-cyclical		—	10	—	10
Repurchase Agreements		—	1,891	—	1,891
U.S. Government & Government Agency Obligations		—	18,394	—	18,394
	Total investments in securities $	23,791	$33,894	$67	$57,752
Assets
Equity Contracts**
Futures		$374	$—	$—	$374
Foreign Exchange Contracts**
Foreign Currency Contracts		$—	$6	$—	$6
Interest Rate Contracts**
Futures		$45	$—	$—	$45
Liabilities
Equity Contracts**
Futures		$(58)	$—	$—	$(58)
Foreign Exchange Contracts**
Foreign Currency Contracts		$—	$(28)	$—	$(28)
Interest Rate Contracts**
Futures		$(19)	$—	$—	$(19)

SAM Balanced Portfolio
Investment Companies		$898,883	$—	$—	$898,883
	Total investments in securities $	898,883	$—	$—	$898,883

**Futures, foreign currency contracts, and swap agreements are valued at the unrealized appreciation/(depreciation) on the instrument.

PRO FORMA NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
June 30, 2012 (unaudited)

5. Fair Value (Continued)

The changes in investments measured at fair value for which the Fund's have used Level 3 inputs to determine fair value are as follows (amounts shown in thousands):
				Accrued
				Discounts/
				Premiums						Net Changes in Unrealized
		Value	Realized	and Change		Proceeds	Transfers	Trnsfers	Value	Appreciation/(Depreciation)
		December	Gain/	in Unrealized		from	into	Out of	June 30,	on Investments Held at
		30, 2011	(Loss)	Gain /(Loss)	Purchases	Sales	Level 3	Level 3	2012	June 30, 2012
Asset Allocation Account
Bonds		$—	$—	$—	$67	$—	$—	$—	$67	$ —
	Total $	—	$—	$—	$67	$—	$—	$—	$67	$ —

6. Capital Shares

The pro forma net asset value per share assumes issuance of shares of SAM Balanced Portfolio that would have been issued at June
30, 2012, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of Asset
Allocation Account, as of June 30, 2012, divided by the net asset value per share of the SAM Balanced Portfolio as of June 30, 2012.
The pro forma number of shares outstanding, by class, for the combined fund can be found on the statement of assets and liabilities.

7. Pro Forma Adjustments

The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on June 30,
2012. The expenses of the Asset Allocation Account were adjusted assuming the fee structure of the SAM Balanced Portfolio was in effect for the twelve months ended June 30, 2012.